UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-04813

BNY Mellon Investment Funds I
(Exact name of Registrant as specified in charter)

c/o BNY Mellon Investment Adviser, Inc. 240 Greenwich Street New York, New York 10286
(Address of principal executive offices) (Zip code)

Deirdre Cunnane, Esq. 240 Greenwich Street New York, New York 10286
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6400

Date of fiscal year end:	12/31
Date of reporting period:	6/30/2023

The following N-CSR relates only to the Registrant's series listed below and does not relate to any series of the Registrant with a different fiscal year end and, therefore, different N-CSR reporting requirements. A separate N-CSR will be filed for any series with a different fiscal year end, as appropriate.

BNY Mellon Global Fixed Income Fund

FORM N-CSR

Item 1.	Reports to Stockholders.

BNY Mellon Global Fixed Income Fund

SEMI-ANNUAL REPORT June 30, 2023

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The views expressed in this report reflect those of the portfolio manager(s) only through the end of the period covered and do not necessarily represent the views of BNY Mellon Investment Adviser, Inc. or any other person in the BNY Mellon Investment Adviser, Inc. organization. Any such views are subject to change at any time based upon market or other conditions and BNY Mellon Investment Adviser, Inc. disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund in the BNY Mellon Family of Funds are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any fund in the BNY Mellon Family of Funds.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents

THE FUND

FOR MORE INFORMATION

Back Cover

DISCUSSION OF FUND PERFORMANCE (Unaudited)

For the period from January 1, 2023, through June 30, 2023, as provided by Portfolio Managers Nathaniel Hyde, CFA, Brendan Murphy, CFA and Scott Zaleski, CFA, of Insight North America, LLC, sub-adviser

Market and Fund Performance Overview

For the six-month period ended June 30, 2023, BNY Mellon Global Fixed Income Fund (the “fund”) produced a total return of 2.79% for Class A shares, 2.43% for Class C shares, 2.93% for Class I shares and 2.98% for Class Y shares.1 In comparison, the Bloomberg Global Aggregate Index (Hedged) (the “Index”), the fund’s benchmark, produced a total return of 2.96% for the same period.2

Global bond markets gained ground during the period as yields stabilized at attractive levels, and the pace of interest-rate increases from the U.S. Federal Reserve (the “Fed”) slowed in the face of moderating inflationary pressures. The fund’s performance relative to the Index was due to underperformance in developed markets rate positioning and outperformance in several other areas.

The Fund’s Investment Approach

The fund seeks to maximize total return, while realizing a market level of income consistent with preserving principal and liquidity. To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in U.S. dollar- and non-U.S. dollar-denominated, fixed-income securities of governments and companies located in various countries, including emerging markets. The fund invests principally in bonds, notes, mortgage-related securities, asset-backed securities, floating-rate loans (limited to up to 20% of the fund’s net assets) and other floating-rate securities, and Eurodollar and Yankee dollar instruments. The fund generally invests in eight or more countries, but always invests in at least three countries, one of which may be the United States. The fund may invest up to 25% of its assets in emerging markets, generally, and up to 7% of its net assets in any single emerging-markets country.

We focus on identifying undervalued government bond markets, currencies, sectors and securities and de-emphasize the use of interest-rate forecasting. We look for fixed-income securities with the potential for credit upgrades, unique structural characteristics or innovative features. We select securities by using fundamental economic research and quantitative analysis to allocate assets among countries and currencies, by focusing on sectors and individual securities that appear to be relatively undervalued, and by actively trading among sectors.

Inflation Drives Market Shifts

In the wake of a turbulent year in 2022, bond investors faced additional volatility in the first six months of 2023 as central banks continued to combat inflation, and the U.S. regional banking system experienced a crisis of confidence. The first two months of the reporting period saw a consistent downturn in credit spreads as interest rates increased in developed markets in response to high levels of inflation. (Credit spreads refer to the comparative yields of bonds of different credit quality but the same maturity.) The market dynamic changed abruptly in March as rising interest rates led to failures of a few U.S. prominent regional banks, driving a significant rally in yields and a sell-off in spreads. However, the Fed stepped in quickly to calm markets and reduce the likelihood for further contagion. The second quarter of 2023 saw yields decline and spreads increase to pre-crisis levels, with inflation and the central bank interest-rate response once again driving the performance of fixed-income markets.

While inflation and interest rates determined market performance during most of the period, global markets diverged widely in terms of their monetary policies and the effect on bond markets. In the United States, the Fed took early and aggressive action in raising rates, causing inflation to ease dramatically; the European central bank was slower to act, the Bank of England was more timid in its response, and the Bank of Japan barely raised rates at all. As a result, as of the end of the reporting period, the United States appeared positioned for a possible soft economic landing with annualized inflation (according to the Consumer Price Index) under 3%, while inflation averaged over 6% for the Eurozone and over 8% in the U.K. In Japan, inflation stood at just over 3% after years of deflation. Many emerging markets appeared ahead of the curve in fighting inflation, with significant room for local monetary easing should inflation continue to decline globally.

A Balance of Positive and Negative Positions

A wide range of positive positions bolstered the fund’s performance relative to the Index during the period. Most notably, overweight exposure to local emerging-markets debt—particularly in Brazil and Hungary—added material value as inflation declined and rates rallied. Relative returns also benefited from the fund’s exposure to the Eurozone government bond market, with strong returns from long positions in securities issued by Greece and Italy—debtor nations that stand to benefit from reasonable economic growth and high inflation that reduced their debt burdens. In the United States, holdings of agency mortgage-backed securities (“MBS”) performed well early in the period. Although the securities dipped along with most spread product during the mid-period regional bank crisis, we took advantage of the pullback to increase the size of the fund’s overweight position. Returns benefited as spread product recovered later in the period. Among individual credits, the fund initiated a position in Credit Suisse Group AG, taking advantage of volatility in the lead-up to the announcement that UBS would buy the troubled investment bank.

Although few positions detracted materially from the fund’s relative returns, developed-markets rate positioning underperformed significantly, balancing most of the fund’s gains in other areas. Specifically, underweight exposure to U.S. duration undermined returns, particularly at the height of the bank industry crisis in March. During the second quarter of 2023, the fund held a long position in U.S. duration against European duration, a position that disappointed as upside economic surprises and activity data in the United States proved more robust that anticipated. The fund also held overweight exposure to U.K. rates, which underperformed due to consistent upside surprises regarding U.K. inflation, combined with the Bank of England’s aggressive stance.

The fund used a wide range of derivative instruments to adopt various positions and hedge against various risks during the period. The instruments used included, but were not limited to, interest-rate futures, interest-rate swaps, interest-rate options, credit derivatives and currency forwards. In general, we used derivatives to isolate and reduce the risks associated

DISCUSSION OF FUND PERFORMANCE (Unaudited) (continued)

with various positions taken by the fund. Accordingly, the performance of the fund in aggregate reflects, to a degree, the use of derivatives during the period.

Finding Opportunities in Several Global Markets

As of June 30, 2023, we continue to hold a generally constructive view of investment opportunities among global bond markets. In particular, we see considerable divergence between the efforts taking place in various global markets to control inflation while maintaining economic growth. While the United States appears poised for a soft landing, Europe faces greater risks of a policy mistake and the U.K. lags behind. Emerging markets remain better positioned than most of their developed-markets counterparts to benefit from a more favorable macroeconomic environment. Accordingly, the fund continues to hold overweight exposure to local emerging-markets debt. We also continue to find attractive value in U.S. agency MBS. We expect the ongoing differentiation of the global economic cycle across markets to provide significant opportunities for relative value in the government bond markets.

July 17, 2023

1 Total return includes reinvestment of dividends and any capital gains paid and does not take into consideration the maximum initial sales charge in the case of Class A shares or the applicable contingent deferred sales charge imposed on redemptions in the case of Class C shares. Had these charges been reflected, returns would have been lower. Class I and Class Y are not subject to any initial or deferred sales charge. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.

2 Source: FactSet. — The Bloomberg Global Aggregate Index (Hedged) is a flagship measure of global, investment grade debt from 24 local currency markets. This multi-currency benchmark includes treasury, government-related, corporate and securitized, fixed-rate bonds from both developed and emerging market issuers. Currency exposure is hedged to the U.S. dollar. Investors cannot invest directly in any index.

Bonds are subject generally to interest-rate, credit, liquidity and market risks, to varying degrees, all of which are more fully described in the fund’s prospectus. Generally, all other factors being equal, bond prices are inversely related to interest-rate changes, and rate increases can cause price declines.

Foreign bonds are subject to special risks, including exposure to currency fluctuations, changing political and economic conditions and potentially less liquidity. The fixed-income securities of issuers located in emerging markets can be more volatile and less liquid than those of issuers in more mature economies.

Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time. A decline in the value of foreign currencies relative to the U.S. dollar will reduce the value of securities held by the fund and denominated in those currencies.

Ginnie Maes and other securities backed by the full faith and credit of the United States Government are guaranteed only as to timely payment of interest and principal when held to maturity. The market prices for such securities are not guaranteed and will fluctuate. Privately issued mortgage related securities also are subject to credit risks associated with the underlying mortgage properties. These securities may be more volatile and less liquid than more traditional, government backed debt securities.

High yield bonds are subject to increased credit risk and are considered speculative in terms of the issuer’s perceived ability to continue making interest payments on a timely basis and to repay principal upon maturity.

The fund may, but is not required to, use derivative instruments. A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in BNY Mellon Global Fixed Income Fund from January 1, 2023 to June 30, 2023. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
Assume actual returns for the six months ended June 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.22	$8.03	$2.67	$2.32
Ending value (after expenses)	$1,027.90	$1,024.30	$1,029.30	$1,029.80

COMPARING YOUR FUND’S EXPENSES WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (“SEC”) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
Assuming a hypothetical 5% annualized return for the six months ended June 30, 2023

	Class A	Class C	Class I	Class Y
Expenses paid per $1,000†	$4.21	$8.00	$2.66	$2.31
Ending value (after expenses)	$1,020.63	$1,016.86	$1,022.17	$1,022.51
†

Expenses are equal to the fund’s annualized expense ratio of .84% for Class A, 1.60% for Class C, .53% for Class I and .46% for Class Y, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS
June 30, 2023 (Unaudited)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9%
Australia - .9%
Australia, Sr. Unscd. Bonds, Ser. 140	AUD	4.50	4/21/2033	22,700,000		15,700,376
Australia, Sr. Unscd. Bonds, Ser. 150	AUD	3.00	3/21/2047	5,240,000		2,798,191
National Australia Bank Ltd., Sub. Notes		3.93	8/2/2034	2,784,000	[b]	2,388,549
					20,887,116
Austria - .9%
Raiffeisen Bank International AG, Sr. Unscd. Bonds	EUR	4.75	1/26/2027	8,300,000		8,882,641
Raiffeisen Bank International AG, Sr. Unscd. Notes	EUR	0.05	9/1/2027	1,100,000	[b]	984,038
Raiffeisen Bank International AG, Sub. Notes	EUR	2.88	6/18/2032	7,500,000		6,710,487
Raiffeisen Bank International AG, Sub. Notes	EUR	7.38	12/20/2032	2,700,000		2,930,858
					19,508,024
Belgium - .5%
Belgium, Sr. Unscd. Bonds, Ser. 76	EUR	1.90	6/22/2038	11,200,000	[c]	10,285,173
Brazil - 1.2%
Brazil Notas do Tesouro Nacional, Notes, Ser. F	BRL	10.00	1/1/2033	131,500,000		26,472,987
Canada - 2.8%
Canada, Bonds	CAD	1.75	12/1/2053	17,975,000		10,014,575
Canada, Bonds	CAD	2.50	12/1/2032	17,075,000		12,077,461
Canada, Bonds	CAD	2.75	6/1/2033	6,625,000		4,776,401
Canada, Bonds	CAD	3.25	9/1/2028	17,600,000		13,064,587
CNH Capital Canada Receivables Trust, Ser. 2021-1A, Cl. A2	CAD	1.00	11/16/2026	4,843,565	[c]	3,512,412
Ford Auto Securitization Trust II, Ser. 2022-AA, Cl. A3	CAD	5.40	9/15/2028	11,382,000	[c]	8,557,271
MBarc Credit Canada, Inc., Ser. 2021-AA, Cl. A3	CAD	0.93	2/17/2026	7,200,000	[c]	5,371,779
The Toronto-Dominion Bank, Sr. Unscd. Notes	EUR	1.95	4/8/2030	6,757,000		6,416,752
					63,791,238
Cayman Islands - .5%
Octagon 61 CLO, Ser. 2023-2A, Cl. A, (3 Month TSFR +1.85%)		6.92	4/20/2036	5,274,060	[c,d]	5,279,208
Regatta XXV Funding Ltd. CLO, Ser. 2023-1A, Cl.A, (3 Month TSFR +1.90%)		7.15	7/15/2036	5,775,000	[c,d]	5,779,331
					11,058,539

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
China - 2.9%
China, Unscd. Bonds	CNY	3.81	9/14/2050	423,350,000		65,930,855
Denmark - .1%
Denmark, Bonds	DKK	4.50	11/15/2039	14,250,000		2,578,848
France - 4.9%
BNP Paribas SA, Sr. Unscd. Notes	EUR	0.88	7/11/2030	12,800,000		11,296,396
BNP Paribas SA, Sr. Unscd. Notes	GBP	5.75	6/13/2032	6,000,000		7,236,292
BPCE SA, Sr. Unscd. Bonds	EUR	4.63	3/2/2030	9,200,000		10,069,759
BPCE SA, Sr. Unscd. Notes		2.28	1/20/2032	1,935,000	[c]	1,495,806
BPCE SA, Sr. Unscd. Notes	EUR	4.38	7/13/2028	4,100,000	[b]	4,441,574
Electricite de France SA, Jr. Sub. Notes	EUR	2.63	12/1/2027	12,600,000	[e]	11,128,194
France, Bonds	EUR	0.75	5/25/2028	51,050,000		50,318,066
France, Bonds	EUR	0.75	5/25/2052	12,800,000		7,609,879
Suez SACA, Sr. Unscd. Notes	EUR	2.38	5/24/2030	7,400,000		7,274,441
					110,870,407
Germany - 3.0%
Bundesrepublik Deutschland Bundesanleihe, Bonds	EUR	1.80	8/15/2053	36,850,000		35,144,169
LEG Immobilien SE, Sr. Unscd. Notes	EUR	0.88	1/17/2029	200,000		174,174
Volkswagen Bank GmbH, Sr. Unscd. Notes	EUR	4.63	5/3/2031	14,400,000		15,786,928
Vonovia SE, Sr. Unscd. Notes	EUR	0.63	12/14/2029	1,400,000		1,150,991
Vonovia SE, Sr. Unscd. Notes	EUR	0.75	9/1/2032	12,000,000		9,008,646
Vonovia SE, Sr. Unscd. Notes	EUR	2.38	3/25/2032	6,300,000		5,608,555
					66,873,463
Greece - 1.2%
Hellenic Republic, Sr. Unscd. Notes	EUR	4.25	6/15/2033	24,074,000	[c]	27,529,021
Hungary - .3%
Hungary, Bonds, Ser. 32/A	HUF	4.75	11/24/2032	2,641,000,000		6,574,065
Hungary, Sr. Unscd. Notes		6.75	9/25/2052	880,000	[c]	910,095
					7,484,160
Indonesia - .3%
Indonesia, Bonds, Ser. FR83	IDR	7.50	4/15/2040	93,430,000,000		6,756,849
Ireland - .6%
Hammerson Ireland Finance DAC, Gtd. Notes	EUR	1.75	6/3/2027	13,025,000	[b]	11,659,413
Permanent TSB Group Holdings PLC, Sub. Notes	EUR	3.00	8/19/2031	3,012,000		2,855,013
					14,514,426
Italy - 2.6%
Autostrade per L'Italia SPA, Sr. Unscd. Notes	EUR	1.88	9/26/2029	2,340,000		2,146,668
Autostrade per L'Italia SPA, Sr. Unscd. Notes	EUR	2.00	12/4/2028	12,900,000		12,322,537

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
Italy - 2.6% (continued)
Italy Buoni Poliennali Del Tesoro, Sr. Unscd. Bonds, Ser. 10Y	EUR	4.40	5/1/2033	38,325,000		43,260,111
					57,729,316
Japan - 5.7%
Japan (20 Year Issue), Bonds, Ser. 183	JPY	1.40	12/20/2042	4,358,900,000		32,421,568
Japan (20 Year Issue), Bonds, Ser. 184	JPY	1.10	3/20/2043	3,545,700,000		25,020,323
Japan (30 Year Issue), Bonds, Ser. 66	JPY	0.40	3/20/2050	7,558,900,000		42,728,899
Japan (30 Year Issue), Bonds, Ser. 69	JPY	0.70	12/20/2050	1,593,000,000		9,674,362
Mizuho Financial Group, Inc., Sr. Unscd. Notes	EUR	4.03	9/5/2032	10,975,000		11,774,066
OSCAR US Funding X LLC, Ser. 2019-1A, Cl. A4		3.27	5/10/2026	1,893,780	[c]	1,879,501
OSCAR US Funding XI LLC, Ser. 2019-2A, Cl. A4		2.68	9/10/2026	4,160,145	[c]	4,098,936
					127,597,655
Jersey - .2%
Ballyrock 24 Ltd. CLO, Ser. 2023-24A, Cl. A1, (3 Month TSFR +1.77%)		7.03	7/15/2036	5,420,000	[c,d]	5,422,710
Luxembourg - 1.2%
DH Europe Finance II Sarl, Gtd. Bonds	EUR	0.20	3/18/2026	6,120,000		6,055,107
Logicor Financing Sarl, Gtd. Notes	EUR	0.88	1/14/2031	10,680,000		7,820,952
Logicor Financing Sarl, Gtd. Notes	EUR	1.63	1/17/2030	1,690,000		1,366,683
Logicor Financing Sarl, Gtd. Notes	EUR	2.00	1/17/2034	2,191,000		1,590,674
Logicor Financing Sarl, Gtd. Notes	EUR	3.25	11/13/2028	2,475,000		2,312,411
Segro Capital Sarl, Gtd. Notes	EUR	0.50	9/22/2031	100,000		78,087
Segro Capital Sarl, Gtd. Notes	EUR	1.88	3/23/2030	3,484,000		3,193,861
SELP Finance Sarl, Gtd. Bonds	EUR	0.88	5/27/2029	1,996,000		1,703,278
SELP Finance Sarl, Gtd. Notes	EUR	3.75	8/10/2027	3,150,000		3,221,914
					27,342,967
Malaysia - .3%
Malaysia, Bonds, Ser. 411	MYR	4.23	6/30/2031	29,845,000		6,551,861
Mexico - .4%
Mexico, Bonds, Ser. M	MXN	5.75	3/5/2026	130,000,000	[b]	6,949,299
Mexico, Bonds, Ser. M	MXN	7.75	5/29/2031	39,500,000	[b]	2,183,934
					9,133,233
Netherlands - .2%
Vonovia Finance BV, Gtd. Notes	EUR	0.50	9/14/2029	1,700,000		1,392,126
WPC Eurobond BV, Gtd. Bonds	EUR	2.25	7/19/2024	2,975,000		3,145,922
					4,538,048

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
New Zealand - 2.4%
New Zealand, Bonds, Ser. 433	NZD	3.50	4/14/2033	32,046,000		17,942,032
New Zealand, Unscd. Bonds, Ser. 532	NZD	2.00	5/15/2032	72,175,000		36,011,349
					53,953,381
Poland - .5%
Poland, Sr. Unscd. Notes		5.50	4/4/2053	10,412,000		10,505,208
Romania - .4%
Romania, Bonds	EUR	3.62	5/26/2030	5,350,000	[c]	5,129,955
Romania, Sr. Unscd. Notes	EUR	6.63	9/27/2029	2,670,000	[c]	3,029,112
					8,159,067
Singapore - 1.2%
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		4.75	5/19/2033	2,612,000		2,603,174
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.30	5/19/2053	6,317,000		6,572,625
Pfizer Investment Enterprises Pte Ltd., Gtd. Notes		5.34	5/19/2063	11,070,000		11,211,514
Singapore, Bonds	SGD	2.63	5/1/2028	9,000,000		6,515,417
					26,902,730
South Africa - 1.3%
South Africa, Sr. Unscd. Bonds, Ser. 2035	ZAR	8.88	2/28/2035	672,200,000		29,279,116
South Korea - 3.7%
Korea, Bonds, Ser. 2812	KRW	2.38	12/10/2028	11,350,200,000		8,054,288
Korea, Bonds, Ser. 3212	KRW	4.25	12/10/2032	86,971,600,000		68,875,222
Korea, Bonds, Ser. 5209	KRW	3.13	9/10/2052	10,680,000,000		7,276,099
					84,205,609
Spain - 2.2%
Banco de Credito Social Cooperativo SA, Sub. Notes	EUR	5.25	11/27/2031	4,900,000		4,450,075
Cellnex Finance Co. SA, Gtd. Notes	EUR	2.25	4/12/2026	7,800,000		7,985,809
Cellnex Telecom SA, Sr. Unscd. Notes	EUR	1.88	6/26/2029	1,500,000		1,384,658
Ibercaja Banco SA, Sub. Notes	EUR	2.75	7/23/2030	7,900,000	[b]	7,736,079
Spain, Sr. Unscd. Bonds	EUR	0.70	4/30/2032	31,925,000	[c]	27,985,951
					49,542,572
Supranational - .2%
JBS USA, Gtd. Notes		3.63	1/15/2032	5,915,000	[b,c]	4,804,755
Sweden - .2%
Sweden, Bonds, Ser. 1056	SEK	2.25	6/1/2032	37,450,000		3,392,181
Switzerland - 1.6%
Switzerland, Bonds	CHF	0.50	6/27/2032	8,525,000		9,176,702
UBS Group AG, Sr. Unscd. Notes	EUR	0.65	1/14/2028	3,780,000		3,547,895
UBS Group AG, Sr. Unscd. Notes	EUR	0.88	11/3/2031	14,469,000		11,708,332

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
Switzerland - 1.6% (continued)
UBS Group AG, Sr. Unscd. Notes	EUR	2.88	4/2/2032	12,330,000		11,743,623
					36,176,552
Thailand - .2%
Thailand, Sr. Unscd. Bonds	THB	3.39	6/17/2037	145,225,000		4,348,892
United Kingdom - 4.2%
Barclays PLC, Sr. Unscd. Notes	EUR	5.26	1/29/2034	10,502,000		11,469,099
BAT International Finance PLC, Gtd. Notes	EUR	2.25	1/16/2030	5,700,000		5,204,986
Brass No. 10 PLC, Ser. 10-A, Cl. A1		0.67	4/16/2069	1,588,317	[c]	1,522,475
British American Tobacco PLC, Sub. Notes, Ser. 5.25	EUR	3.00	12/27/2026	6,500,000	[e]	5,972,379
Gemgarto PLC, Ser. 2021-1A, Cl. A, (3 Month SONIO +0.59%)	GBP	5.48	12/16/2067	3,211,088	[c,d]	4,058,944
Tower Bridge Funding PLC, Ser. 2021-2, CI. A, (3 Month SONIO +0.78%)	GBP	5.53	11/20/2063	3,489,227	[d]	4,418,042
United Kingdom, Bonds	GBP	1.00	1/31/2032	23,575,000		22,773,141
United Kingdom, Bonds	GBP	1.25	7/22/2027	17,100,000		18,864,559
United Kingdom, Bonds	GBP	1.25	7/31/2051	29,700,000		18,704,475
United Kingdom, Bonds	GBP	3.75	7/22/2052	2,025,000		2,295,210
					95,283,310
United States - 49.1%
A&D Mortgage Trust, Ser. 2023-NQM2, Cl. A1		6.13	5/25/2068	5,216,889	[c]	5,157,170
American Homes 4 Rent Trust, Ser. 2014-SFR3, Cl. A		3.68	12/17/2036	3,800,303	[c]	3,668,267
AmeriCredit Automobile Receivables Trust, Ser. 2020-1, Cl. C		1.59	10/20/2025	7,930,846		7,784,957
AmeriCredit Automobile Receivables Trust, Ser. 2022-1, CI. A2		2.05	1/20/2026	519,369		516,546
AMSR Trust, Ser. 2019-SFR1, Cl. B		3.02	1/19/2039	4,925,000	[c]	4,450,581
AT&T, Inc., Sr. Unscd. Notes	EUR	1.60	5/19/2028	7,345,000		7,180,997
AT&T, Inc., Sr. Unscd. Notes		4.50	5/15/2035	1,400,000		1,287,772
Avis Budget Rental Car Funding AESOP LLC, Ser. 2023-4A, Cl. A		5.49	6/20/2029	3,643,000	[c]	3,592,101
Bank of America Corp., Sr. Unscd. Notes	EUR	2.82	4/27/2033	3,831,000		3,726,991
Bank of America Corp., Sr. Unscd. Notes		2.97	2/4/2033	2,400,000		2,001,553
Berkshire Hathaway Finance Corp., Gtd. Notes	EUR	1.50	3/18/2030	6,540,000	[b]	6,147,194
BXHPP Trust, Ser. 2021-FILM, Cl. B, (1 Month LIBOR +0.90%)		6.09	8/15/2036	9,620,000	[c,d]	8,831,097

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
United States - 49.1% (continued)
CAMB Commercial Mortgage Trust, Ser. 2019-LIFE, Cl. A, (1 Month LIBOR +1.07%)		6.26	12/15/2037	8,350,000	[c,d]	8,282,924
CarMax Auto Owner Trust, Ser. 2019-3, Cl. B		2.50	4/15/2025	3,445,000		3,421,665
CarMax Auto Owner Trust, Ser. 2019-3, Cl. C		2.60	6/16/2025	3,065,000		3,044,073
Carvana Auto Receivables Trust, Ser. 2021-N2, Cl. C		1.07	3/10/2028	1,621,888		1,487,428
Celanese US Holdings LLC, Gtd. Bonds	EUR	5.34	1/19/2029	10,793,000		11,543,247
CGDB Commercial Mortgage Trust, Ser. 2019-MOB, Cl. A, (1 Month LIBOR +0.95%)		6.14	11/15/2036	5,750,000	[c,d]	5,666,752
Charter Communications Operating LLC/Charter Communications Operating Capital, Sr. Scd. Notes		5.25	4/1/2053	7,583,000	[b]	6,128,957
Chubb INA Holdings, Inc., Gtd. Notes	EUR	1.40	6/15/2031	3,641,000		3,221,444
CVS Health Corp., Sr. Unscd. Notes		5.88	6/1/2053	4,865,000		4,992,452
CyrusOne Data Centers Issuer I LLC, Ser. 2023-1A, Cl. B		5.45	4/20/2048	1,279,149	[c]	1,098,570
Digital Euro Finco LLC, Gtd. Bonds	EUR	2.63	4/15/2024	5,814,000		6,207,430
Domino's Pizza Master Issuer LLC, Ser. 2021-1A, Cl. A2I		2.66	4/25/2051	5,512,500	[c]	4,687,366
Duke Energy Indiana LLC, First Mortgage Bonds		5.40	4/1/2053	2,099,000		2,119,080
Federal Agricultural Mortgage Corp. Mortgage Trust, Ser. 2021-1, CI. A		2.18	1/25/2051	5,828,143	[c]	4,617,480
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk, Ser. 2021-MN1, Cl. M1, (1 Month SOFR +2.00%)		7.07	1/25/2051	1,125,301	[c,d,f]	1,080,023
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KC02, Cl. A2		3.37	7/25/2025	5,772,618	[f]	5,554,684
Federal Home Loan Mortgage Corp. Multifamily Structured Pass Through Certificates, Ser. KL3W, Cl. AFLW, (1 Month LIBOR +0.45%)		5.64	8/25/2025	3,849,696	[d,f]	3,837,006
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2017-4, Cl. M45T		4.50	6/25/2057	2,290,705	[f]	2,206,743
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2018-4, Cl. M55D		4.00	3/25/2058	3,458,038	[f]	3,260,860

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
United States - 49.1% (continued)
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2019-3, Cl. M55D		4.00	10/25/2058	2,481,149	[f]	2,330,576
Federal Home Loan Mortgage Corp. Seasoned Credit Risk Transfer Trust, Ser. 2020-3, Cl. TTU		2.50	5/25/2060	2,305,123	[f]	2,081,728
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2018-2, Cl. A1		3.50	11/25/2028	4,825,236	[f]	4,553,502
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-1, Cl. A2		3.50	5/25/2029	5,000,000	[f]	4,624,024
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-2, Cl. A1C		2.75	9/25/2029	4,235,655	[f]	3,875,718
Federal Home Loan Mortgage Corp. Seasoned Loans Structured Transaction Trust, Ser. 2019-3, Cl. A2C		2.75	11/25/2029	6,425,000	[f]	5,659,909
Federal National Mortgage Association Grantor Trust, Ser. 2017-T1, Cl. A		2.90	6/25/2027	7,646,072	[f]	7,080,173
FedEx Corp., Gtd. Bonds	EUR	0.95	5/4/2033	7,562,000		6,079,233
Ford Motor Co., Sr. Unscd. Notes		3.25	2/12/2032	2,322,000		1,828,817
Ford Motor Co., Sr. Unscd. Notes		6.10	8/19/2032	5,212,000	[b]	5,056,323
General Motors Financial Co., Inc., Sr. Unscd. Notes		5.65	1/17/2029	1,593,000		1,568,067
Honeywell International, Inc., Sr. Unscd. Bonds	EUR	4.13	11/2/2034	9,080,000		10,040,266
Honeywell International, Inc., Sr. Unscd. Notes	EUR	3.75	5/17/2032	4,804,000		5,153,391
HPLY Trust, Ser. 2019-HIT, Cl. A, (1 Month LIBOR +1.00%)		6.19	11/15/2036	6,573,385	[c,d]	6,500,611
JPMorgan Chase & Co., Sr. Unscd. Notes	EUR	1.96	3/23/2030	10,400,000		10,029,287
JPMorgan Chase & Co., Sr. Unscd. Notes		5.35	6/1/2034	11,150,000		11,243,447
Life Mortgage Trust, Ser. 2021-BMR Cl. A, (1 Month TSFR +0.81%)		5.96	3/15/2038	4,275,920	[c,d]	4,170,587
Morgan Stanley, Sr. Unscd. Notes	EUR	5.15	1/25/2034	18,505,000		21,189,325
Mosaic Solar Loan Trust, Ser. 2023-2A, Cl. A		5.36	9/22/2053	2,582,515	[c]	2,480,620
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Bonds	EUR	0.99	10/15/2026	5,125,000		4,254,698

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
United States - 49.1% (continued)
Nasdaq, Inc., Sr. Unscd. Notes	EUR	0.90	7/30/2033	3,156,000		2,489,081
Nasdaq, Inc., Sr. Unscd. Notes		5.95	8/15/2053	1,231,000		1,261,293
Nasdaq, Inc., Sr. Unscd. Notes		6.10	6/28/2063	2,972,000		3,041,825
National Grid North America, Inc., Sr. Unscd. Notes	EUR	1.05	1/20/2031	14,654,000		12,748,302
New Residential Mortgage Loan Trust, Ser. 2022-NQM1, CI. A1		2.28	4/25/2061	5,705,851	[c]	4,759,292
NiSource, Inc., Sr. Unscd. Notes		5.25	3/30/2028	1,183,000		1,183,222
O'Reilly Automotive, Inc., Sr. Unscd. Notes		4.70	6/15/2032	2,737,000		2,637,198
Purewest Funding LLC, Ser. 2021-1, Cl. A1		4.09	12/22/2036	3,044,944	[c]	2,876,412
Realty Income Corp., Sr. Unscd. Notes	EUR	4.88	7/6/2030	6,834,000		7,422,517
Realty Income Corp., Sr. Unscd. Notes	EUR	5.13	7/6/2034	5,310,000		5,794,301
SBA Tower Trust, Asset Backed Notes		1.88	1/15/2026	6,860,000	[c]	6,168,113
SBA Tower Trust, Asset Backed Notes		2.59	10/15/2031	6,340,000	[c]	5,038,977
SBA Tower Trust, Asset Backed Notes		2.84	1/15/2025	8,030,000	[c]	7,628,089
SpringCastle America Funding LLC, Ser. 2020-AA, Cl. A		1.97	9/25/2037	2,955,290	[c]	2,644,792
Stack Infrastructure Issuer LLC, Ser. 2023-1A, CI. A2		5.90	3/25/2048	1,430,000	[c]	1,388,525
Targa Resources Corp., Gtd. Notes		6.13	3/15/2033	4,750,000		4,855,978
Tesla Auto Lease Trust, Ser. 2021-A, CI. C		1.18	3/20/2025	5,775,000	[c]	5,621,585
The PNC Financial Services Group, Inc., Sr. Unscd. Notes		6.04	10/28/2033	4,385,000		4,489,682
The Southern Company, Jr. Sub. Notes	EUR	1.88	9/15/2081	1,459,000		1,249,653
Tricon American Homes Trust, Ser. 2019-SFR1, Cl. A		2.75	3/17/2038	7,454,233	[c]	6,899,289
TRP, Ser. 2021-2, Cl. A		2.15	6/19/2051	6,828,096	[c]	5,893,755
TRP LLC, Ser. 2021-1, Cl. A		2.07	6/19/2051	6,691,371	[c]	5,733,591
Truist Financial Corp., Sr. Unscd. Notes		5.12	1/26/2034	3,648,000		3,458,333
Truist Financial Corp., Sr. Unscd. Notes		5.87	6/8/2034	4,815,000		4,819,169
Truist Financial Corp., Sr. Unscd. Notes		6.12	10/28/2033	859,000		872,231
U.S. Bancorp, Sr. Unscd. Notes		5.84	6/12/2034	5,801,000	[b]	5,845,637
U.S. Bancorp, Sr. Unscd. Notes		5.85	10/21/2033	4,612,000		4,620,294
U.S. Treasury Bonds		1.88	2/15/2041	40,100,000		29,152,387

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	Coupon Rate (%)		Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
United States - 49.1% (continued)
U.S. Treasury Bonds		2.25	2/15/2052	16,025,000	[g]	11,587,452
U.S. Treasury Bonds		3.63	2/15/2053	45,650,000	[g]	43,824,000
U.S. Treasury Bonds		5.50	8/15/2028	37,125,000		39,369,902
U.S. Treasury Notes		2.88	8/15/2028	13,725,000	[g]	12,932,060
U.S. Treasury Notes		3.13	8/31/2029	7,700,000		7,315,000
U.S. Treasury Notes		3.88	12/31/2029	27,750,000		27,513,692
U.S. Treasury Notes		4.13	11/15/2032	8,725,000		8,917,223
UnitedHealth Group, Inc., Sr. Unscd. Notes		5.88	2/15/2053	12,190,000		13,552,860
Upstart Securitization Trust, Ser. 2021-4, Cl. A		0.84	9/20/2031	2,170,155	[c]	2,132,504
Vantage Data Centers Issuer LLC, Ser. 2023-1A, CI. A2		6.32	3/16/2048	5,716,000	[c]	5,591,705
Verizon Communications, Inc., Sr. Unscd. Notes		2.55	3/21/2031	19,500,000		16,286,948
Verizon Communications, Inc., Sr. Unscd. Notes		4.27	1/15/2036	3,500,000		3,158,211
Verus Securitization Trust, Ser. 2023-4, CI. A1		5.81	5/25/2068	3,152,213	[c]	3,127,153
Verus Securitization Trust, Ser. 2023-5, CI. A1		6.48	6/25/2068	3,565,894	[c]	3,564,239
Virginia Electric & Power Co., Sr. Unscd. Notes		5.00	4/1/2033	2,441,000	[b]	2,413,932
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	2,764,000		2,382,276
WEA Finance LLC, Gtd. Notes		2.88	1/15/2027	3,410,000	[c]	2,939,059
WEA Finance LLC, Gtd. Notes		4.13	9/20/2028	997,000	[c]	854,417
WEA Finance LLC, Gtd. Notes		4.63	9/20/2048	379,000	[c]	261,906
WEA Finance LLC/Westfield UK & Europe Finance PLC, Gtd. Notes		4.75	9/17/2044	6,752,000	[c]	4,755,057
Wells Fargo & Co., Sr. Unscd. Notes	EUR	1.74	5/4/2030	11,922,000		11,132,567
Wells Fargo Commercial Mortgage Trust, Ser. 2021-SAVE, Cl. A, (1 Month LIBOR +1.15%)		6.34	2/15/2040	4,567,835	[c,d]	4,305,778
Western Midstream Operating LP, Sr. Unscd. Notes		6.15	4/1/2033	2,990,000		3,017,717
Federal Home Loan Mortgage Corp.:
2.00%, 8/1/2051-4/1/2052				45,948,295	[f]	37,751,026
2.50%, 10/1/2050				19,306,900	[f]	16,608,414
3.50%, 6/1/2052				23,971,958	[f]	21,867,313
4.00%, 6/1/2052				16,390,324	[f]	15,400,474
5.00%, 7/1/2052				25,737,273	[f]	25,263,778
Federal National Mortgage Association:
2.00%, 1/1/2051-11/1/2051				64,759,012	[f]	53,317,717
2.50%, 9/1/2050-4/1/2052				134,921,825	[f]	116,021,059
3.00%, 6/1/2050				38,207,021	[f]	34,145,604

Description	Coupon Rate (%)	Maturity Date	Principal Amount ($)	[a]	Value ($)
Bonds and Notes - 97.9% (continued)
United States - 49.1% (continued)
4.00%, 5/1/2052-6/1/2052			56,621,586	[f]	53,212,154
4.50%, 6/1/2052			67,833,006	[f]	65,273,042
5.00%, 7/1/2052			27,240,180	[f]	26,729,194
Government National Mortgage Association II:
2.50%, 11/20/2051			4,637,152		4,018,509
				1,107,741,177
Total Bonds and Notes (cost $2,300,720,368)			2,207,151,446
Description /Number of Contracts/Counterparty	Exercise Price	Expiration Date	Notional Amount ($)
Options Purchased - .0%
Call Options - .0%
Chinese Yuan, Contracts 11,357,000 Goldman Sachs & Co. LLC	7.25	7/27/2023	113,570		76,451
Chinese Yuan, Contracts 5,599,000 Barclays Capital, Inc.	7.17	7/11/2023	55,990		75,240
Pound Sterling, Contracts 5,642,000 Barclays Capital, Inc.	1.26	7/20/2023	56,420		23,967
Swedish Krona, Contracts 2,257,000 Goldman Sachs & Co. LLC	10.78	7/4/2023	22,570		10,402
Total Options Purchased (cost $112,872)			186,060
Description	1-Day Yield (%)		Shares
Investment Companies - .6%
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares (cost $14,366,376)	5.17		14,366,376	[h]	14,366,376

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Description	1-Day Yield (%)	Shares	Value ($)
Investment of Cash Collateral for Securities Loaned - 1.1%
Registered Investment Companies - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares (cost $23,761,866)	5.17	23,761,866	[h] 23,761,866
Total Investments (cost $2,338,961,482)		99.6%	2,245,465,748
Cash and Receivables (Net)		0.4%	8,493,293
Net Assets		100.0%	2,253,959,041

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

SONIA—Sterling Overnight Index Average

TSFR—Term Secured Overnight Financing Rate Reference Rates

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CNY—Chinese Yuan Renminbi

DKK—Danish Krone

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NZD—New Zealand Dollar

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

ZAR—South African Rand

a Amount stated in U.S. Dollars unless otherwise noted above.

b Security, or portion thereof, on loan. At June 30, 2023, the value of the fund’s securities on loan was $39,956,133 and the value of the collateral was $41,653,569, consisting of cash collateral of $23,761,866 and U.S. Government & Agency securities valued at $17,891,703. In addition, the value of collateral may include pending sales that are also on loan.

c Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2023, these securities were valued at $273,120,822 or 12.12% of net assets.

d Variable rate security—interest rate resets periodically and rate shown is the interest rate in effect at period end. Security description also includes the reference rate and spread if published and available.

e Security is a perpetual bond with no specified maturity date. Maturity date shown is next reset date of the bond.

f The Federal Housing Finance Agency (“FHFA”) placed the Federal Home Loan Mortgage Corporation and Federal National Mortgage Association into conservatorship with FHFA as the conservator. As such, the FHFA oversees the continuing affairs of these companies.

g Held by a broker as collateral for open over-the-counter derivative contracts.

h Investment in affiliated issuer. The investment objective of this investment company is publicly available and can be found within the investment company’s prospectus.

Portfolio Summary (Unaudited) †	Value (%)
Foreign Governmental	34.1
U.S. Government Agencies Mortgage-Backed	20.8
Banks	9.4
U.S. Treasury Securities	8.0
Real Estate	4.8
Commercial Mortgage Pass-Through Certificates	3.3
Asset-Backed Certificates/Auto Receivables	2.0
Health Care	2.0
Asset-Backed Certificates	1.9
U.S. Government Agencies Collateralized Mortgage Obligations	1.8
Investment Companies	1.7
Utilities	1.7
Telecommunication Services	1.2
Automobiles & Components	1.1
Collateralized Loan Obligations Debt	.7
Electronic Components	.7
Commercial & Professional Services	.6
Chemicals	.5
Agriculture	.5
U.S. Government Agencies Collateralized Municipal-Backed Securities	.5
Industrial	.4
Insurance	.4
Energy	.3
Diversified Financials	.3
Media	.3
Transportation	.3
Food Products	.2
Retailing	.1
Options Purchased	.0
99.6

† Based on net assets.

See notes to financial statements.

Affiliated Issuers
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Registered Investment Companies - .6%
Dreyfus Institutional Preferred Government Plus Money Market Fund, Institutional Shares - .6%	2,332,190	723,365,360	(711,331,174)	14,366,376	859,780

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Affiliated Issuers (continued)
Description	Value ($) 12/31/2022	Purchases ($)†	Sales ($)	Value ($) 6/30/2023	Dividends/ Distributions ($)
Investment of Cash Collateral for Securities Loaned - 1.1%
Dreyfus Institutional Preferred Government Plus Money Market Fund, SL Shares - 1.1%	64,109,388	195,085,764	(235,433,286)	23,761,866	171,311	††
Total - 1.7%	66,441,578	918,451,124	(946,764,460)	38,128,242	1,031,091

† Includes reinvested dividends/distributions.

†† Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

See notes to financial statements.

Futures
Description	Number of Contracts	Expiration	Notional Value ($)	Market Value ($)	Unrealized Appreciation (Depreciation) ($)
Futures Long
Australian 10 Year Bond	7	9/15/2023	545,081[a]	541,717	(3,364)
Euro-Schatz	56	9/7/2023	6,407,148[a]	6,407,090	(58)
U.S. Treasury 10 Year Notes	26	9/20/2023	2,929,919	2,918,906	(11,013)
U.S. Treasury 2 Year Notes	97	9/29/2023	20,006,407	19,724,344	(282,063)
U.S. Treasury 5 Year Notes	1,075	9/29/2023	117,408,687	115,125,781	(2,282,906)
U.S. Treasury Long Bond	28	9/20/2023	3,571,677	3,553,375	(18,302)
Futures Short
Euro-Bobl	3,006	9/7/2023	382,521,512[a]	379,545,833	2,975,679
Euro-Bond	809	9/7/2023	118,843,464[a]	118,063,104	780,360
Long Term French Government Future	166	9/7/2023	23,471,845[a]	23,258,273	213,572
Ultra 10 Year U.S. Treasury Notes	366	9/20/2023	43,703,132	43,348,125	355,007
Gross Unrealized Appreciation				4,324,618
Gross Unrealized Depreciation				(2,597,706)

a Notional amounts in foreign currency have been converted to USD using relevant foreign exchange rates.

See notes to financial statements.

Options Written
Description/ Contracts/ Counterparties	Exercise Price	Expiration Date	Notional Amount	Value ($)
Call Options:
Chinese Yuan, Contracts 11,199,000, Barclays Capital, Inc.	7.25	7/11/2023	111,990	(56,766)
Chinese Yuan, Contracts 11,357,000, Goldman Sachs & Co. LLC	7.32	7/27/2023	113,570	(35,702)
Pound Sterling, Contracts 5,642,000, Barclays Capital, Inc.	1.24	7/20/2023	56,420	(4,949)
Swedish Krona, Contracts 4,513,000, Goldman Sachs & Co. LLC	10.93	7/4/2023	45,130	(3,470)
Total Options Written (premiums received $57,182)				(100,887)

See notes to financial statements.

Forward Foreign Currency Exchange Contracts
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Barclays Capital, Inc.
British Pound	4,515,235	United States Dollar	5,645,000	7/21/2023	90,242
Euro	15,650,877	United States Dollar	17,018,623	7/21/2023	78,075
United States Dollar	1,658,054	South Korean Won	2,161,273,000	7/21/2023	16,170
Chinese Yuan Renminbi	39,153,877	United States Dollar	5,502,000	7/21/2023	(106,981)
United States Dollar	5,629,000	Chinese Yuan Renminbi	40,032,508	7/21/2023	112,915
Australian Dollar	3,294,000	South African Rand	41,082,175	7/21/2023	17,720
United States Dollar	54,239,877	New Zealand Dollar	89,780,000	7/21/2023	(852,976)
United States Dollar	4,609,300	Canadian Dollar	6,110,000	7/21/2023	(4,411)
British Pound	1,313,000	Japanese Yen	227,318,730	7/21/2023	87,136
United States Dollar	23,748,924	Brazilian Real	115,852,000	8/2/2023	(298,316)
Brazilian Real	115,852,000	United States Dollar	23,869,293	7/5/2023	303,303
United States Dollar	24,039,675	Brazilian Real	115,852,000	7/5/2023	(132,921)

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Citigroup Global Markets Inc.
United States Dollar	1,692,000	New Zealand Dollar	2,750,193	7/21/2023	4,364
United States Dollar	67,370,136	Chinese Yuan Renminbi	477,101,823	7/21/2023	1,630,201
Canadian Dollar	3,714,607	United States Dollar	2,825,000	7/21/2023	(20,070)
United States Dollar	2,821,000	Canadian Dollar	3,738,141	7/21/2023	(1,701)
United States Dollar	2,654,983	Danish Krone	18,105,000	7/21/2023	(1,792)
United States Dollar	2,240,000	Swedish Krona	24,247,980	7/21/2023	(10,463)
Singapore Dollar	3,638,633	United States Dollar	2,712,000	7/21/2023	(19,389)
United States Dollar	9,219,175	Singapore Dollar	12,437,000	7/21/2023	15,721
Australian Dollar	4,164,081	British Pound	2,216,000	7/21/2023	(39,067)
British Pound	2,216,000	Australian Dollar	4,129,424	7/21/2023	62,169
Euro	14,553,194	United States Dollar	15,867,059	7/21/2023	30,553
United States Dollar	325,530,006	Euro	303,177,788	7/21/2023	(5,655,213)
Japanese Yen	1,717,361,000	United States Dollar	12,374,844	7/21/2023	(433,379)
Swiss Franc	1,505,000	United States Dollar	1,659,739	7/21/2023	25,510
United States Dollar	14,748,568	Swiss Franc	13,254,945	7/21/2023	(93,878)
United States Dollar	29,094,263	South African Rand	575,535,000	7/21/2023	(1,418,036)
United States Dollar	88,711,294	South Korean Won	116,496,558,000	7/21/2023	210,770
Singapore Dollar	3,843,000	Euro	2,601,757	7/21/2023	1,737
British Pound	3,198,891	United States Dollar	4,096,181	7/21/2023	(32,956)
United States Dollar	90,445,554	British Pound	72,748,011	7/21/2023	(1,958,823)
United States Dollar	2,688,000	Australian Dollar	3,985,712	7/21/2023	31,206
Goldman Sachs & Co. LLC
United States Dollar	18,545,228	Australian Dollar	28,431,000	7/21/2023	(406,298)
United States Dollar	3,347,546	South Korean Won	4,375,912,000	7/21/2023	23,237

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
Goldman Sachs & Co. LLC (continued)
Swedish Krona	30,310,397	Australian Dollar	4,175,000	7/21/2023	30,147
United States Dollar	4,261,355	Thai Baht	147,200,000	7/21/2023	100,531
United States Dollar	3,604,395	Swedish Krona	39,101,000	7/21/2023	(24,581)
Canadian Dollar	3,621,020	United States Dollar	2,701,000	7/21/2023	33,262
United States Dollar	7,997,867	Mexican Peso	142,934,000	7/21/2023	(317,152)
United States Dollar	121,032,015	Japanese Yen	16,797,065,000	7/21/2023	4,235,625
Euro	1,094,000	United States Dollar	1,172,891	7/21/2023	22,172
United States Dollar	294,375,606	Euro	274,580,000	7/21/2023	(5,569,974)
United States Dollar	5,805,063	Hungarian Forint	2,030,978,000	7/21/2023	(108,386)
United States Dollar	1,505,670	Brazilian Real	7,634,000	7/21/2023	(82,417)
United States Dollar	6,181,783	Indonesian Rupiah	92,819,470,000	7/21/2023	(8,140)
United States Dollar	6,702,556	Malaysian Ringgit	30,815,000	7/21/2023	90,634
HSBC Securities (USA) Inc.
South Korean Won	2,161,273,000	United States Dollar	1,676,706	7/21/2023	(34,822)
Taiwan Dollar	89,371,000	United States Dollar	2,920,334	7/21/2023	(43,759)
United States Dollar	2,919,380	Taiwan Dollar	89,371,000	7/21/2023	42,805
Singapore Dollar	2,710,000	South African Rand	38,240,105	7/21/2023	(21,904)
South African Rand	37,731,018	Singapore Dollar	2,710,000	7/21/2023	(5,086)
Brazilian Real	115,852,000	United States Dollar	24,039,675	7/5/2023	132,921
United States Dollar	23,088,666	Brazilian Real	115,852,000	7/5/2023	(1,083,930)
Euro	9,240,000	United States Dollar	10,094,825	7/21/2023	(1,238)
United States Dollar	51,300,656	Canadian Dollar	69,658,000	7/21/2023	(1,298,669)
J.P. Morgan Securities LLC
Euro	2,611,649	Singapore Dollar	3,843,000	7/21/2023	9,069

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Forward Foreign Currency Exchange Contracts (continued)
Counterparty/ Purchased Currency	Purchased Currency Amounts	Currency Sold	Sold Currency Amounts	Settlement Date	Unrealized Appreciation (Depreciation) ($)
J.P. Morgan Securities LLC (continued)
United States Dollar	5,629,000	Euro	5,146,952	7/21/2023	6,575
Australian Dollar	4,175,000	Swedish Krona	29,911,516	7/21/2023	6,873
United States Dollar	2,821,293	Taiwan Dollar	87,446,000	7/21/2023	6,678
South African Rand	41,428,243	Australian Dollar	3,294,000	7/21/2023	627
Morgan Stanley & Co. LLC
United States Dollar	3,816,873	Chinese Yuan Renminbi	27,230,000	7/21/2023	64,847
United States Dollar	2,435,000	Chinese Yuan Renminbi	17,260,096	7/21/2023	56,729
Euro	1,639,000	United States Dollar	1,778,563	7/21/2023	11,847
United States Dollar	9,331,438	Euro	8,583,633	7/21/2023	(45,148)
Gross Unrealized Appreciation					7,592,371
Gross Unrealized Depreciation					(20,131,876)

See notes to financial statements.

Centrally Cleared Interest Rate Swaps
Received Reference Entity	Paid Reference Entity	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized Appreciation(Depreciation) ($)
GBP - 12 Month Sterling Overnight Interbank Average	GBP Fixed at 4.25	6/23/2033	137,160,000	1,300,179	-	1,300,179
GBP Fixed at 5.8	GBP - 12 Month Sterling Overnight Interbank Average	6/23/2025	590,550,000	(1,839,197)	1,090	(1,840,287)
Gross Unrealized Appreciation					1,300,179
Gross Unrealized Depreciation					(1,840,287)

GBP—British Pound

See notes to financial statements.

Centrally Cleared Credit Default Swaps
Reference Obligation	Maturity Date	Notional Amount ($)	Market Value ($)	Upfront Payments/ Receipts ($)	Unrealized (Depreciation) ($)
Purchased Contracts:[1]
Markit iTraxx Europe Senior Financial Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	116,649,280	(804,347)	(376,052)	(428,295)
Markit CDX North America Investment Grade Index Series 40, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	357,850,000	(5,463,038)	(2,595,073)	(2,867,965)
Markit iTraxx Europe Index Series 39, Paid Fixed Rate of 1.00% 3 Month	6/20/2028	446,333,536	(5,423,237)	(5,243,694)	(179,543)
Gross Unrealized Depreciation				(3,475,803)

1 If the fund is a buyer of protection and a credit event occurs, as defined under the terms of the swap agreement, the fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the reference obligation or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the reference obligation.

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2023 (Unaudited)

	Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $39,956,133)—Note 1(c):
Unaffiliated issuers	2,300,833,240	2,207,337,506
Affiliated issuers	38,128,242	38,128,242
Cash denominated in foreign currency	6,663,439	6,649,671
Cash collateral held by broker—Note 4		39,735,782
Dividends, interest and securities lending income receivable		17,254,806
Unrealized appreciation on forward foreign currency exchange contracts—Note 4		7,592,371
Receivable for shares of Beneficial Interest subscribed		4,390,249
Receivable for investment securities sold		95,008
Prepaid expenses		128,344
		2,321,311,979
Liabilities ($):
Due to BNY Mellon Investment Adviser, Inc. and affiliates—Note 3(c)		915,836
Cash overdraft due to Custodian		480,955
Liability for securities on loan—Note 1(c)		23,761,866
Unrealized depreciation on forward foreign currency exchange contracts—Note 4		20,131,876
Payable for investment securities purchased		17,970,508
Payable for shares of Beneficial Interest redeemed		1,872,143
Payable for swap variation margin—Note 4		1,623,056
Payable for futures variation margin—Note 4		162,571
Outstanding options written, at value (premiums received $57,182)—Note 4		100,887
Trustees’ fees and expenses payable		51,076
Other accrued expenses		282,164
		67,352,938
Net Assets ($)		2,253,959,041
Composition of Net Assets ($):
Paid-in capital		2,530,351,886
Total distributable earnings (loss)		(276,392,845)
Net Assets ($)		2,253,959,041

Net Asset Value Per Share	Class A	Class C	Class I	Class Y
Net Assets ($)	138,389,544	13,524,429	1,898,563,104	203,481,964
Shares Outstanding	7,227,507	730,085	98,337,160	10,518,027
Net Asset Value Per Share ($)	19.15	18.52	19.31	19.35

See notes to financial statements.

STATEMENT OF OPERATIONS

Six Months Ended June 30, 2023 (Unaudited)

Investment Income ($):
Income:
Interest (net of $137,392 foreign taxes withheld at source)	37,954,647
Dividends from affiliated issuers	859,780
Income from securities lending—Note 1(c)	171,311
Total Income	38,985,738
Expenses:
Management fee—Note 3(a)	4,210,409
Shareholder servicing costs—Note 3(c)	914,314
Trustees’ fees and expenses—Note 3(d)	144,658
Custodian fees—Note 3(c)	126,062
Administration fee—Note 3(a)	110,224
Professional fees	88,718
Registration fees	59,921
Distribution fees—Note 3(b)	56,973
Prospectus and shareholders’ reports	55,052
Loan commitment fees—Note 2	22,964
Chief Compliance Officer fees—Note 3(c)	13,216
Miscellaneous	23,052
Total Expenses	5,825,563
Less—reduction in fees due to earnings credits—Note 3(c)	(13,256)
Net Expenses	5,812,307
Net Investment Income	33,173,431
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments and foreign currency transactions	(35,869,911)
Net realized gain (loss) on futures	7,912,114
Net realized gain (loss) on options transactions	3,054,761
Net realized gain (loss) on forward foreign currency exchange contracts	(116,611)
Net realized gain (loss) on swap agreements	(4,759,331)
Net Realized Gain (Loss)	(29,778,978)
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	69,146,208
Net change in unrealized appreciation (depreciation) on futures	(12,099,471)
Net change in unrealized appreciation (depreciation) on options transactions	(385,001)
Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts	1,280,517
Net change in unrealized appreciation (depreciation) on swap agreements	(4,080,777)
Net Change in Unrealized Appreciation (Depreciation)	53,861,476
Net Realized and Unrealized Gain (Loss) on Investments	24,082,498
Net Increase in Net Assets Resulting from Operations	57,255,929

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Operations ($):
Net investment income	33,173,431	46,424,947
Net realized gain (loss) on investments	(29,778,978)	(137,178,958)
Net change in unrealized appreciation (depreciation) on investments	53,861,476	(157,315,484)
Net Increase (Decrease) in Net Assets Resulting from Operations	57,255,929	(248,069,495)
Distributions ($):
Distributions to shareholders:
Class A	-	(3,898,168)
Class C	-	(730,497)
Class I	-	(72,397,278)
Class Y	-	(8,835,023)
Total Distributions	-	(85,860,966)
Beneficial Interest Transactions ($):
Net proceeds from shares sold:
Class A	54,065,760	21,757,743
Class C	691,190	858,156
Class I	505,711,537	634,493,699
Class Y	15,635,726	34,689,020
Distributions reinvested:
Class A	-	3,720,944
Class C	-	661,728
Class I	-	65,001,368
Class Y	-	8,227,351
Cost of shares redeemed:
Class A	(11,100,313)	(34,109,630)
Class C	(4,798,712)	(11,910,225)
Class I	(214,484,026)	(1,290,819,296)
Class Y	(10,333,625)	(69,170,719)
Increase (Decrease) in Net Assets from Beneficial Interest Transactions	335,387,537	(636,599,861)
Total Increase (Decrease) in Net Assets	392,643,466	(970,530,322)
Net Assets ($):
Beginning of Period	1,861,315,575	2,831,845,897
End of Period	2,253,959,041	1,861,315,575

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Capital Share Transactions (Shares):
Class Aa
Shares sold	2,855,985	1,093,529
Shares issued for distributions reinvested	-	196,439
Shares redeemed	(582,203)	(1,711,927)
Net Increase (Decrease) in Shares Outstanding	2,273,782	(421,959)
Class Ca
Shares sold	37,289	44,910
Shares issued for distributions reinvested	-	35,822
Shares redeemed	(260,071)	(618,806)
Net Increase (Decrease) in Shares Outstanding	(222,782)	(538,074)
Class Ia
Shares sold	26,353,533	31,652,260
Shares issued for distributions reinvested	-	3,400,786
Shares redeemed	(11,151,016)	(64,523,860)
Net Increase (Decrease) in Shares Outstanding	15,202,517	(29,470,814)
Class Ya
Shares sold	811,942	1,740,426
Shares issued for distributions reinvested	-	429,747
Shares redeemed	(536,276)	(3,497,403)
Net Increase (Decrease) in Shares Outstanding	275,666	(1,327,230)

[a]

During the period ended December 31, 2022, 2,315 Class C shares representing $48,056 were exchanged for 2,245 Class I shares, 300,039 Class I shares representing $5,865,758 were exchanged for 299,579 Class Y shares and 3,441 Class I shares representing $64,019 were exchanged for 3,465 Class A shares.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption at net asset value on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. These figures have been derived from the fund’s financial statements.

Six Months Ended
Class A Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.63	21.50	23.07	21.90	20.35	21.35
Investment Operations:
Net investment income[a]	.27	.35	.27	.32	.35	.53
Net realized and unrealized gain (loss) on investments	.25	(2.42)	(.67)	1.38	1.29	(.77)
Total from Investment Operations	.52	(2.07)	(.40)	1.70	1.64	(.24)
Distributions:
Dividends from net investment income	-	(.72)	(.23)	(.53)	(.09)	(.76)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-	-
Total Distributions	-	(.80)	(1.17)	(.53)	(.09)	(.76)
Net asset value, end of period	19.15	18.63	21.50	23.07	21.90	20.35
Total Return (%)[b]	2.79[c]	(9.66)	(1.74)	7.77	8.06	(1.13)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.85[d]	.84	.81	.78	.78	.82
Ratio of net expenses to average net assets	.84[d]	.84	.81	.78	.78	.82
Ratio of net investment income to average net assets	2.86[d]	1.74	1.20	1.45	1.62	2.50
Portfolio Turnover Rate	60.91[c]	158.30[e]	134.26[e]	107.96[e]	157.34[e]	99.05
Net Assets, end of period ($ x 1,000)	138,390	92,286	115,561	118,603	94,609	139,986

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Six Months Ended
Class C Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.09	20.97	22.62	21.56	20.14	21.22
Investment Operations:
Net investment income[a]	.19	.20	.10	.17	.18	.38
Net realized and unrealized gain (loss) on investments	.24	(2.35)	(.66)	1.32	1.29	(.78)
Total from Investment Operations	.43	(2.15)	(.56)	1.49	1.47	(.40)
Distributions:
Dividends from net investment income	-	(.65)	(.15)	(.43)	(.05)	(.68)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-	-
Total Distributions	-	(.73)	(1.09)	(.43)	(.05)	(.68)
Net asset value, end of period	18.52	18.09	20.97	22.62	21.56	20.14
Total Return (%)[b]	2.43[c]	(10.31)	(2.49)	6.93	7.25	(1.82)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.60[d]	1.57	1.54	1.55	1.53	1.54
Ratio of net expenses to average net assets	1.60[d]	1.57	1.54	1.55	1.53	1.54
Ratio of net investment income to average net assets	2.11[d]	1.01	.45	.76	.85	1.80
Portfolio Turnover Rate	60.91[c]	158.30[e]	134.26[e]	107.96[e]	157.34[e]	99.05
Net Assets, end of period ($ x 1,000)	13,524	17,239	31,266	47,875	55,903	65,001

a Based on average shares outstanding.

b Exclusive of sales charge.

c Not annualized.

d Annualized.

e The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
Class I Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.76	21.62	23.18	21.98	20.38	21.38
Investment Operations:
Net investment income[a]	.30	.41	.34	.40	.40	.60
Net realized and unrealized gain (loss) on investments	.25	(2.42)	(.68)	1.37	1.31	(.78)
Total from Investment Operations	.55	(2.01)	(.34)	1.77	1.71	(.18)
Distributions:
Dividends from net investment income	-	(.77)	(.28)	(.57)	(.11)	(.82)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-	-
Total Distributions	-	(.85)	(1.22)	(.57)	(.11)	(.82)
Net asset value, end of period	19.31	18.76	21.62	23.18	21.98	20.38
Total Return (%)	2.93[b]	(9.35)	(1.47)	8.07	8.33	(.79)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.53[c]	.53	.50	.52	.51	.52
Ratio of net expenses to average net assets	.53[c]	.53	.50	.52	.51	.52
Ratio of net investment income to average net assets	3.17[c]	2.06	1.50	1.77	1.88	2.82
Portfolio Turnover Rate	60.91[b]	158.30[d]	134.26[d]	107.96[d]	157.34[d]	99.05
Net Assets, end of period ($ x 1,000)	1,898,563	1,559,352	2,434,544	2,565,548	2,780,618	2,669,871

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

Six Months Ended
Class Y Shares	June 30, 2023	Year Ended December 31,
(Unaudited)		2022	2021	2020	2019	2018
Per Share Data ($):
Net asset value, beginning of period	18.79	21.65	23.20	22.00	20.39	21.39
Investment Operations:
Net investment income[a]	.31	.43	.35	.43	.42	.61
Net realized and unrealized gain (loss) on investments	.25	(2.43)	(.68)	1.35	1.30	(.78)
Total from Investment Operations	.56	(2.00)	(.33)	1.78	1.72	(.17)
Distributions:
Dividends from net investment income	-	(.78)	(.28)	(.58)	(.11)	(.83)
Dividends from net realized gain on investments	-	(.08)	(.94)	-	-	-
Total Distributions	-	(.86)	(1.22)	(.58)	(.11)	(.83)
Net asset value, end of period	19.35	18.79	21.65	23.20	22.00	20.39
Total Return (%)	2.98[b]	(9.30)	(1.39)	8.13	8.39	(.75)
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.46[c]	.46	.45	.45	.45	.45
Ratio of net expenses to average net assets	.46[c]	.46	.45	.45	.45	.45
Ratio of net investment income to average net assets	3.24[c]	2.13	1.55	1.87	1.94	2.87
Portfolio Turnover Rate	60.91[b]	158.30[d]	134.26[d]	107.96[d]	157.34[d]	99.05
Net Assets, end of period ($ x 1,000)	203,482	192,439	250,474	246,484	287,175	259,212

a Based on average shares outstanding.

b Not annualized.

c Annualized.

d The portfolio turnover rates excluding mortgage dollar roll transactions for the period ended December 31, 2022, 2021, 2020 and 2019 were 154.95%, 101.63%, 99.30% and 131.43%, respectively.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

BNY Mellon Global Fixed Income Fund (the “fund”) is a separate diversified series of BNY Mellon Investment Funds I (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company and operates as a series company currently offering five series, including the fund. The fund’s investment objective is to seek to maximize total return while realizing a market level of income, consistent with preserving principal and liquidity. BNY Mellon Investment Adviser, Inc. (the “Adviser”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser. Insight North America LLC (the “Sub-Adviser”), an indirect wholly-owned subsidiary of BNY Mellon and an affiliate of the Adviser, serves as the fund’s sub-adviser.

BNY Mellon Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Adviser, is the distributor of the fund’s shares. The fund is authorized to issue an unlimited number of $.001 par value shares of Beneficial Interest in each of the following classes of shares: Class A, Class C, Class I and Class Y. Class A and Class C shares are sold primarily to retail investors through financial intermediaries and bear Distribution and/or Shareholder Services Plan fees. Class A shares generally are subject to a sales charge imposed at the time of purchase. Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a contingent deferred sales charge (“CDSC”) of 1.00% if redeemed within one year. Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class C shares automatically convert to Class A shares eight years after the date of purchase, without the imposition of a sales charge. Class I shares are sold primarily to bank trust departments and other financial service providers (including BNY Mellon and its affiliates), acting on behalf of customers having a qualified trust or an investment account or relationship at such institution, and bear no Distribution or Shareholder Services Plan fees. Class Y shares are sold at net asset value per share generally to institutional investors, and bear no Distribution or Shareholder Services Plan fees. Class I and Class Y shares are offered without a front-end sales charge or CDSC. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Trust accounts separately for the assets, liabilities and operations of each series. Expenses directly attributable to each series are charged to that series’ operations; expenses which are applicable to all series are allocated among them on a pro rata basis.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the SEC under authority of federal laws are also sources of authoritative GAAP for SEC registrants. The fund is an investment company and applies the accounting and reporting guidance of the FASB ASC Topic 946 Financial Services-Investment Companies. The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The Trust enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown. The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value. This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements. These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. Valuation techniques used to value the fund’s investments are as follows:

The Trust’s Board of Trustees (the “Board”) has designated the Adviser as the fund’s valuation designee to make all fair value determinations with respect to the fund’s portfolio investments, subject to the Board’s oversight and pursuant to Rule 2a-5 under the Act.

Registered investment companies that are not traded on an exchange are valued at their net asset value and are generally categorized within Level 1 of the fair value hierarchy.

Investments in debt securities, excluding short-term investments (other than U.S. Treasury Bills), forward foreign currency exchange contracts (“forward contracts”), futures and options are valued each business day by one or more independent pricing services (each, a “Service”) approved by the Board. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of a Service are valued at the mean between the quoted bid prices (as obtained by a Service from dealers in such securities) and asked prices (as calculated by a Service based upon its evaluation of the market for such securities). Securities are valued as determined by a Service, based on methods which include consideration of the following: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. The Services are engaged under the general supervision of the Board. These securities are generally categorized within Level 2 of the fair value hierarchy.U.S. Treasury Bills are valued at the mean price between quoted bid prices and asked prices by a Service. These securities are generally categorized within Level 2 of the fair value hierarchy.

When market quotations or official closing prices are not readily available, or are determined not to accurately reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board. Certain factors may be considered when fair valuing investments such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold, and public trading in similar securities of the issuer or comparable issuers. These securities are either categorized within Level 2 or 3 of the fair value hierarchy depending on the relevant inputs used.

For securities where observable inputs are limited, assumptions about market activity and risk are used and such securities are generally categorized within Level 3 of the fair value hierarchy.

Investments denominated in foreign currencies are translated to U.S. dollars at the prevailing rates of exchange.

Forward contracts are valued at the forward rate and are generally categorized within Level 2 of the fair value hierarchy. Futures and options, which are traded on an exchange, are valued at the last sales price on the securities exchange on which such securities are primarily traded or at the last sales price on the national securities market on each business day and are generally categorized within Level 1 of the fair value hierarchy. Options traded over-the-counter (“OTC”) are valued at the mean between the bid and asked price and are generally categorized within Level 2 of the fair value hierarchy. Investments in swap agreements are valued each business day by a Service. Swap agreements are valued by a Service by using a swap pricing model which incorporates among other factors, default probabilities, recovery rates, credit curves of the underlying issuer and swap spreads on interest rates and are generally categorized within Level 2 of the fair value hierarchy.

The following is a summary of the inputs used as of June 30, 2023 in valuing the fund’s investments:

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($)
Investments in Securities:†
Asset-Backed Securities	-	87,866,675	-	87,866,675
Collateralized Loan Obligations	-	16,481,249	-	16,481,249

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

	Level 1-Unadjusted Quoted Prices	Level 2- Other Significant Observable Inputs	Level 3-Significant Unobservable Inputs	Total
Assets ($) (continued)
Investments in Securities:† (continued)
Commercial Mortgage-Backed	-	74,932,620	-	74,932,620
Corporate Bonds	-	559,397,612	-	559,397,612
Foreign Governmental	-	767,490,864	-	767,490,864
Investment Companies	38,128,242	-	-	38,128,242
U.S. Government Agencies Collateralized Mortgage Obligations	-	40,290,713	-	40,290,713
U.S. Government Agencies Collateralized Municipal-Backed Securities	-	10,471,713	-	10,471,713
U.S. Government Agencies Mortgage-Backed	-	469,608,284	-	469,608,284
U.S. Treasury Securities	-	180,611,716	-	180,611,716
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	7,592,371	-	7,592,371
Futures††	4,324,618	-	-	4,324,618
Options Purchased	-	186,060	-	186,060
Swap Agreements††	-	1,300,179	-	1,300,179
Liabilities ($)
Other Financial Instruments:
Forward Foreign Currency Exchange Contracts††	-	(20,131,876)	-	(20,131,876)
Futures††	(2,597,706)	-	-	(2,597,706)
Options Written	-	(100,887)	-	(100,887)
Swap Agreements††	-	(5,316,090)	-	(5,316,090)

† See Statement of Investments for additional detailed categorizations, if any.

†† Amount shown represents unrealized appreciation (depreciation) at period end, but only variation margin on exchange-traded and centrally cleared derivatives, if any, are reported in the Statement of Assets and Liabilities.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement date, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on foreign currency transactions are also included with net realized and unrealized gain or loss on investments.

Foreign taxes: The fund may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, realized and unrealized capital gains on investments or certain foreign currency transactions. Foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the fund invests. These foreign taxes, if any, are paid by the fund and are reflected in the Statement of Operations, if applicable. Foreign taxes payable or deferred or those subject to reclaims as of June 30, 2023, if any, are disclosed in the fund’s Statement of Assets and Liabilities.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

Pursuant to a securities lending agreement with BNY Mellon, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Adviser, or U.S. Government and Agency securities. The fund is entitled to receive all dividends, interest and distributions on securities loaned, in addition to income earned as a result of the lending

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

transaction. Should a borrower fail to return the securities in a timely manner, BNY Mellon is required to replace the securities for the benefit of the fund or credit the fund with the market value of the unreturned securities and is subrogated to the fund’s rights against the borrower and the collateral. Additionally, the contractual maturity of security lending transactions are on an overnight and continuous basis. During the period ended June 30, 2023, BNY Mellon earned $23,359 from the lending of the fund’s portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by the Adviser are considered “affiliated” under the Act.

(e) Market Risk: The value of the securities in which the fund invests may be affected by political, regulatory, economic and social developments, and developments that impact specific economic sectors, industries or segments of the market. The value of a security may also decline due to general market conditions that are not specifically related to a particular company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, changes to inflation, adverse changes to credit markets or adverse investor sentiment generally. In addition, turbulence in financial markets and reduced liquidity in equity, credit and/or fixed-income markets may negatively affect many issuers, which could adversely affect the fund. Global economies and financial markets are becoming increasingly interconnected, and conditions and events in one country, region or financial market may adversely impact issuers in a different country, region or financial market. These risks may be magnified if certain events or developments adversely interrupt the global supply chain; in these and other circumstances, such risks might affect companies world-wide. Recent examples include pandemic risks related to COVID-19 and aggressive measures taken world-wide in response by governments, including closing borders, restricting international and domestic travel, and the imposition of prolonged quarantines of large populations, and by businesses, including changes to operations and reducing staff.

Foreign Investment Risk: To the extent the fund invests in foreign securities, the fund’s performance will be influenced by political, social and economic factors affecting investments in foreign issuers. Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards. Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

Foreign Government Obligations and Securities of Supranational Entities Risk: Investing in foreign government obligations, debt obligations of supranational entities and the sovereign debt of foreign countries, including emerging market countries, creates exposure to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. A governmental obligor may default on its obligations. Some sovereign obligors have been among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors, in the past, have experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness.

Derivatives Risk: A small investment in derivatives could have a potentially large impact on the fund’s performance. The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets, and the fund’s use of derivatives may result in losses to the fund. Derivatives in which the fund may invest can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying assets or the fund’s other investments in the manner intended. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment, and involve greater risks than the underlying assets because, in addition to general market risks, they are subject to liquidity risk, credit and counterparty risk (failure of the counterparty to the derivatives transaction to honor its obligation) and pricing risk (risk that the derivative cannot or will not be accurately valued).

Debt Risk: The fund invests in debt securities. Failure of an issuer of the debt securities to make timely interest or principal payments, or a decline or the perception of a decline in the credit quality of a debt security, can cause the debt security’s price to fall, potentially lowering the fund’s share price. In addition, the value of debt securities may decline due to general market conditions that are not specifically related to a particular issuer, such as real or perceived adverse economic conditions, changes in outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. Such values may also decline because of factors that affect a particular industry or country.

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

(f) Dividends and distributions to shareholders: Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income are normally declared and paid quarterly. Dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”). To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(g) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended June 30, 2023, the fund did not have any liabilities for any uncertain tax positions. The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period ended June 30, 2023, the fund did not incur any interest or penalties.

Each tax year in the three-year period ended December 31, 2022 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund is permitted to carry forward capital losses for an unlimited period. Furthermore, capital loss carryovers retain their character as either short-term or long-term capital losses.

The fund has an unused capital loss carryover of $122,130,453 available for federal income tax purposes to be applied against future net realized capital gains, if any, realized subsequent to December 31, 2022. The fund has $85,344,743 of short-term capital losses and $36,785,710 of long-term capital losses which can be carried forward for an unlimited period.

The tax character of distributions paid to shareholders during the fiscal year ended December 31, 2022 was as follows: ordinary income $76,547,527 and long-term capital gains $9,313,439. The tax character of current year distributions will be determined at the end of the current fiscal year.

(h) New accounting pronouncements: In 2020, the FASB issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848): Facilitation of the Effects of Reference Rate Reform on Financial Reporting, which provides optional guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting.

The objective of the guidance in Topic 848 is to provide temporary relief during the transition period. The FASB included a sunset provision within Topic 848 based on expectations of when the LIBOR would cease being published. At the time that Update 2020-04 was issued, the UK Financial Conduct Authority (FCA) had established its intent that it would no longer be necessary to persuade, or compel, banks to submit to LIBOR after December 31, 2021. As a result, the sunset provision was set for December 31, 2022—12 months after the expected cessation date of all currencies and tenors of LIBOR.

In March 2021, the FCA announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023, which is beyond the current sunset date of Topic 848.

Because the current relief in Topic 848 may not cover a period of time during which a significant number of modifications may take place, the amendments in this Update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024 (“FASB Sunset Date”), after which entities will no longer be permitted to apply the relief in Topic 848.

Management had evaluated the impact of Topic 848 on the fund’s investments, derivatives, debt and other contracts that will undergo reference rate-related modifications as a result of the Reference Rate Reform. Management has no concerns in adopting Topic 848 by FASB Sunset Date. Management will continue to work with other financial institutions and counterparties to modify contracts as required by applicable regulation and within the regulatory deadlines.

NOTE 2—Bank Lines of Credit:

The fund participates with other long-term open-end funds managed by the Adviser in a $823.5 million unsecured credit facility led by Citibank, N.A. (the “Citibank Credit Facility”) and a $300 million unsecured credit facility provided by BNY Mellon (the “BNYM Credit Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions (each, a “Facility”). The Citibank Credit Facility is available in two tranches: (i) Tranche A is in an amount equal to $688.5 million and is available to all long-term open-ended funds, including the fund, and (ii) Tranche B is an amount equal to $135 million and is available

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

only to BNY Mellon Floating Rate Income Fund, a series of BNY Mellon Investment Funds IV, Inc. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for Tranche A of the Citibank Credit Facility and the BNYM Credit Facility. Interest is charged to the fund based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended June 30, 2023, the fund did not borrow under the Facilities.

NOTE 3—Management Fee, Sub-Advisory Fee, Administration Fee and Other Transactions with Affiliates:

(a) Pursuant to an investment advisory agreement with the Adviser, the management fee is computed at the annual rate of .40% of the value of the fund’s average daily net assets and is payable monthly.

Pursuant to a sub-investment advisory agreement between the Adviser and the Sub-Adviser, the Adviser pays the Sub-Adviser a monthly fee at an annual percentage of the value of the fund’s average daily net assets. The Adviser has obtained an exemptive order from the SEC (the “Order”), upon which the fund may rely, to use a manager of managers approach that permits the Adviser, subject to certain conditions and approval by the Board, to enter into and materially amend sub-investment advisory agreements with one or more sub-advisers who are either unaffiliated with the Adviser or are wholly-owned subsidiaries (as defined under the Act) of the Adviser’s ultimate parent company, BNY Mellon, without obtaining shareholder approval. The Order also allows the fund to disclose the sub-advisory fee paid by the Adviser to any unaffiliated sub-adviser in the aggregate with other unaffiliated sub-advisers in documents filed with the SEC and provided to shareholders. In addition, pursuant to the Order, it is not necessary to disclose the sub-advisory fee payable by the Adviser separately to a sub-adviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to the Adviser. The Adviser has ultimate responsibility (subject to oversight by the Board) to supervise any sub-adviser and recommend the hiring, termination, and replacement of any sub-adviser to the Board.

The fund has a Fund Accounting and Administrative Services Agreement (the “Administration Agreement”) with the Adviser, whereby the Adviser performs administrative, accounting and recordkeeping services for the fund. The fund has agreed to compensate the Adviser for providing accounting and recordkeeping services, administration, compliance monitoring, regulatory and shareholder reporting, as well as related facilities, equipment and clerical help. The fee is based on the fund’s average daily net assets and computed at the following annual rates: .10%

of the first $500 million, .065% of the next $500 million and .02% in excess of $1 billion.

In addition, after applying any expense limitations or fee waivers that reduce the fees paid to the Adviser for this service, the Adviser has contractually agreed in writing to waive any remaining fees for this service to the extent that they exceed both the Adviser’s costs in providing these services and a reasonable allocation of the costs incurred by the Adviser and its affiliates related to the support and oversight of these services. The fund also reimburses the Adviser for the out-of-pocket expenses incurred in performing this service for the fund. Pursuant to the Administration Agreement, the fund was charged $110,224 during the period ended June 30, 2023.

During the period ended June 30, 2023, the Distributor retained $297 from commissions earned on sales of the fund’s Class A shares and $353 from CDSC fees on redemptions of the fund’s Class C shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of its average daily net assets. The Distributor may pay one or more Service Agents in respect of advertising, marketing and other distribution services, and determines the amounts, if any, to be paid to Service Agents and the basis on which such payments are made. During the period ended June 30, 2023, Class C shares were charged $56,973 pursuant to the Distribution Plan.

(c) Under the Shareholder Services Plan, Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (securities dealers, financial institutions or other industry professionals) with respect to these services. The Distributor determines the amounts to be paid to Service Agents. During the period ended June 30, 2023, Class A and Class C shares were charged $153,371 and $18,991, respectively, pursuant to the Shareholder Services Plan.

Under its terms, the Distribution Plan and Shareholder Services Plan shall remain in effect from year to year, provided such continuance is approved annually by a vote of a majority of those Trustees who are not “interested persons” of the Trust and who have no direct or indirect financial interest

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

in the operation of or in any agreement related to the Distribution Plan or Shareholder Services Plan.

The fund has an arrangement with BNY Mellon Transfer, Inc., (the “Transfer Agent”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset Transfer Agent fees. For financial reporting purposes, the fund includes transfer agent net earnings credits, if any, as an expense offset in the Statement of Operations.

The fund has an arrangement with The Bank of New York Mellon (the “Custodian”), a subsidiary of BNY Mellon and an affiliate of the Adviser, whereby the fund will receive interest income or be charged overdraft fees when cash balances are maintained. For financial reporting purposes, the fund includes this interest income and overdraft fees, if any, as interest income in the Statement of Operations.

The fund compensates the Transfer Agent, under a transfer agency agreement, for providing transfer agency and cash management services for the fund. The majority of Transfer Agent fees are comprised of amounts paid on a per account basis, while cash management fees are related to fund subscriptions and redemptions. During the period ended June 30, 2023, the fund was charged $21,643 for transfer agency services. These fees are included in Shareholder servicing costs in the Statement of Operations. These fees were partially offset by earnings credits of $13,256.

The fund compensates the Custodian, under a custody agreement, for providing custodial services for the fund. These fees are determined based on net assets, geographic region and transaction activity. During the period ended June 30, 2023, the fund was charged $126,062 pursuant to the custody agreement.

During the period ended June 30, 2023, the fund was charged $13,216 for services performed by the fund’s Chief Compliance Officer and his staff. These fees are included in Chief Compliance Officer fees in the Statement of Operations.

The components of “Due to BNY Mellon Investment Adviser, Inc. and affiliates” in the Statement of Assets and Liabilities consist of: management fee of $738,258, Administration fee of $19,327, Distribution Plan fees of $8,574, Shareholder Services Plan fees of $31,278, Custodian fees of $99,999, Chief Compliance Officer fees of $7,386 and Transfer Agent fees of $11,014.

(d) Each board member also serves as a board member of other funds in the BNY Mellon Family of Funds complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, futures, options transactions, forward contracts, and swap agreements, during the period ended June 30, 2023, amounted to $1,669,290,122 and $1,247,864,491, respectively.

Derivatives: A derivative is a financial instrument whose performance is derived from the performance of another asset. The fund enters into International Swaps and Derivatives Association, Inc. Master Agreements or similar agreements (collectively, “Master Agreements”) with its over-the counter (“OTC”) derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under a Master Agreement, the fund may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment in the event of default or termination. The SEC adopted Rule 18f-4 under the Act, which regulates the use of derivatives transactions for certain funds registered under the Act. The fund’s derivative transactions are subject to a value-at-risk leverage limit and certain reporting and other requirements pursuant to a derivatives risk management program adopted by the fund.

Each type of derivative instrument that was held by the fund during the period ended June 30, 2023 is discussed below.

Futures: In the normal course of pursuing its investment objective, the fund is exposed to market risk, including interest rate risk as a result of changes in value of underlying financial instruments. The fund invests in futures in order to manage its exposure to or protect against changes in the market. A futures contract represents a commitment for the future purchase or a sale of an asset at a specified date. Upon entering into such contracts, these investments require initial margin deposits with a counterparty, which consist of cash or cash equivalents. The amount of these deposits is determined by the exchange or Board of Trade on which the contract is traded and is subject to change. Accordingly, variation margin payments are received or made to reflect daily unrealized gains or losses which are recorded in the Statement of Operations. When the contracts are closed, the fund recognizes a realized gain or loss which is

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

reflected in the Statement of Operations. There is minimal counterparty credit risk to the fund with futures since they are exchange traded, and the exchange guarantees the futures against default. Futures open at June 30, 2023 are set forth in the Statement of Investments.

Options Transactions: The fund purchases and writes (sells) put and call options to hedge against changes in the values of foreign currencies, interest rate and credit, or as a substitute for an investment. The fund is subject to market risk, currency risk, interest rate risk and credit risk in the course of pursuing its investment objectives through its investments in options contracts. A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the writer to sell, the underlying financial instrument at the exercise price at any time during the option period, or at a specified date. Conversely, a put option gives the purchaser of the option the right (but not the obligation) to sell, and obligates the writer to buy the underlying financial instrument at the exercise price at any time during the option period, or at a specified date.

As a writer of call options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument decreases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument increases between those dates. The maximum payout for those contracts is limited to the number of call option contracts written and the related strike prices, respectively.

As a writer of put options, the fund receives a premium at the outset and then bears the market risk of unfavorable changes in the price of the financial instrument underlying the option. Generally, the fund realizes a gain, to the extent of the premium, if the price of the underlying financial instrument increases between the date the option is written and the date on which the option is terminated. Generally, the fund incurs a loss if the price of the financial instrument decreases between those dates. The maximum payout for those contracts is limited to the number of put option contracts written and the related strike prices, respectively.

As a writer of an option, the fund has no control over whether the underlying financial instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the financial instrument underlying the written option. There is a risk of loss from a change in value of such options which may exceed the related premiums received. This risk is mitigated by Master Agreements between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. The Statement of Operations reflects any unrealized gains or losses which occurred during the period as well as any realized gains or losses which occurred upon the expiration or closing of the option transaction. Purchase and write options on swaps (“swaptions”) are used primarily to preserve a return or spread on a particular investment or portion of the fund holdings. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option. Options purchased and written open at June 30, 2023 are set forth in the Statement of Investments.

Forward Foreign Currency Exchange Contracts: The fund enters into forward contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of its investment strategy. When executing forward contracts, the fund is obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of forward contracts, the fund incurs a loss if the value of the contract increases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract decreases between those dates. With respect to purchases of forward contracts, the fund incurs a loss if the value of the contract decreases between the date the forward contract is opened and the date the forward contract is closed. The fund realizes a gain if the value of the contract increases between those dates. Any realized or unrealized gains or losses which occurred during the period are reflected in the Statement of Operations. The fund is exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The fund is also exposed to credit risk associated with counterparty non-performance on these forward contracts, which is generally limited to the unrealized gain on each open contract. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. Forward contracts open at June 30, 2023 are set forth in the Statement of Investments.

Swap Agreements: The fund enters into swap agreements to exchange the interest rate on, or return generated by, one nominal instrument for the return generated by another nominal instrument. Swap agreements are privately negotiated in the OTC market or centrally cleared. The fund enters into these agreements to hedge certain market or interest rate risks, to manage the interest rate sensitivity (sometimes called duration) of fixed

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

income securities, to provide a substitute for purchasing or selling particular securities or to increase potential returns.

For OTC swaps, the fund accrues for interim payments on a daily basis, with the net amount recorded within unrealized appreciation (depreciation) on swap agreements in the Statement of Assets and Liabilities. Once the interim payments are settled in cash, the net amount is recorded as a realized gain (loss) on swaps, in addition to realized gain (loss) recorded upon the termination of swap agreements in the Statement of Operations. Upfront payments made and/or received by the fund, are recorded as an asset and/or liability in the Statement of Assets and Liabilities and are recorded as a realized gain or loss ratably over the agreement’s term/event with the exception of forward starting interest rate swaps which are recorded as realized gains or losses on the termination date.

Upon entering into centrally cleared swap agreements, an initial margin deposit is required with a counterparty, which consists of cash or cash equivalents. The amount of these deposits is determined by the exchange on which the agreement is traded and is subject to change. The change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty, including upon termination, are recorded as realized gain (loss) in the Statement of Operations.

Fluctuations in the value of swap agreements are recorded for financial statement purposes as unrealized appreciation or depreciation on swap agreements.

Interest Rate Swaps: Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional principal amount. The fund may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional principal amount. The net interest received or paid on interest rate swap agreements is included within realized gain (loss) on swap agreements in the Statement of Operations. Interest rate swap agreements are subject to general market risk, liquidity risk, counterparty risk and interest rate risk.

For OTC swaps, the fund’s maximum risk of loss from counterparty risk is the discounted value of the cash flows to be received from the counterparty over the agreement’s remaining life, to the extent that the amount is positive. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swaps against default. There is minimal counterparty risk to the fund with centrally cleared swaps since they are exchange traded and the exchange guarantees these swap against default. Interest rate swaps open at June 30, 2023 are set forth in the Statement of Investments.

Credit Default Swaps: Credit default swaps involve commitments to pay a fixed interest rate in exchange for payment if a credit event affecting a third party (the referenced obligation or index or index) occurs. Credit events may include a failure to pay interest or principal, bankruptcy, or restructuring. The fund enters into these agreements to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. For those credit default swaps in which the fund is paying a fixed rate, the fund is buying credit protection on the instrument. In the event of a credit event, the fund would receive the full notional amount for the reference obligation. For those credit default swaps in which the fund is receiving a fixed rate, the fund is selling credit protection on the underlying instrument. The maximum payouts for these agreements are limited to the notional amount of each swap. Credit default swaps may involve greater risks than if the fund had invested in the reference obligation directly and are subject to general market risk, liquidity risk, counterparty risk and credit risk. This risk may be mitigated by Master Agreements, if any, between the fund and the counterparty and the posting of collateral, if any, by the counterparty to the fund to cover the fund’s exposure to the counterparty.

The maximum potential amount of future payments (undiscounted) that a fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement which may exceed the amount of unrealized appreciation or depreciation reflected in the Statement of Assets and Liabilities. Notional amounts of all credit default swap agreements are disclosed in the Statement of Swap Agreements, which summarizes open credit default swaps entered into by the fund. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, underlying securities comprising the referenced index, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the fund for the same referenced entity or entities. Credit default swaps open at June 30, 2023 are set forth in the Statement of Investments.

GAAP requires disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. All required disclosures have been made and are incorporated within the current period as part of the Notes to the Statement of Investments and disclosures within this Note.

The following tables show the fund’s exposure to different types of market risk as it relates to the Statement of Assets and Liabilities and the Statement of Operations, respectively.

Fair value of derivative instruments as of June 30, 2023 is shown below:

	Derivative Assets ($)			Derivative Liabilities ($)
Interest rate risk	5,624,797	[1,2]	Interest rate risk	(4,437,993)	[1,2]
Foreign exchange risk	7,778,431	[3,4]	Foreign exchange risk	(20,232,763)	[4,5]
Credit risk	-		Credit risk	(3,475,803)	[2]
Gross fair value of derivative contracts	13,403,228			(28,146,559)

Statement of Assets and Liabilities location:
[1]			Includes cumulative appreciation (depreciation) on futures as reported in the Statement of Investments, but only the unpaid variation margin is reported in the Statement of Assets and Liabilities.
[2]

Includes cumulative appreciation (depreciation) on swap agreements as reported in the Statement of Investments.
Unrealized appreciation (depreciation) on OTC swap agreements and only unpaid variation margin on cleared swap agreements, are reported in the Statement of Assets and Liabilities.

[3]			Options purchased are included in Investments in securities—Unaffiliated issuers, at value.
[4]			Unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[5]			Outstanding options written, at value.

The effect of derivative instruments in the Statement of Operations during the period ended June 30, 2023 is shown below:

Amount of realized gain (loss) on derivatives recognized in income ($)
Underlying risk	Futures	[1]	Options Transactions	[2]	Forward Contracts	[3]	Swap Agreements	[4]	Total
Interest rate	7,912,114		(4,003,849)		-		2,922		3,911,187
Foreign exchange	-		(601,447)		(116,611)		-		(718,058)
Credit	-		7,660,057		-		(4,762,253)		2,897,804
Total	7,912,114		3,054,761		(116,611)		(4,759,331)		6,090,933

Net change in unrealized appreciation (depreciation) on derivatives recognized in income ($)
Underlying risk	Futures	[5]	Options Transactions	[6]	Forward Contracts	[7]	Swap Agreements	[8]	Total
Interest rate	(12,099,471)		-		-		(540,108)		(12,639,579)
Foreign exchange	-		29,483		1,280,517		-		1,310,000
Credit	-		(414,484)		-		(3,540,669)		(3,955,153)
Total	(12,099,471)		(385,001)		1,280,517		(4,080,777)		(15,284,732)

Statement of Operations location:
[1]	Net realized gain (loss) on futures.
[2]	Net realized gain (loss) on options transactions.
[3]	Net realized gain (loss) on forward foreign currency exchange contracts.
[4]	Net realized gain (loss) on swap agreements.
[5]	Net change in unrealized appreciation (depreciation) on futures.
[6]	Net change in unrealized appreciation (depreciation) on options transactions.
[7]	Net change in unrealized appreciation (depreciation) on forward foreign currency exchange contracts.
[8]	Net change in unrealized appreciation (depreciation) on swap agreements.

The provisions of ASC Topic 210 “Disclosures about Offsetting Assets and Liabilities” require disclosure on the offsetting of financial assets and liabilities. These disclosures are required for certain investments, including derivative financial instruments subject to Master Agreements which are eligible for offsetting in the Statement of Assets and Liabilities and require the fund to disclose both gross and net information with respect to such investments. For financial reporting purposes, the fund does not offset derivative assets and derivative liabilities that are subject to Master Agreements in the Statement of Assets and Liabilities.

At June 30, 2023, derivative assets and liabilities (by type) on a gross basis are as follows:

Derivative Financial Instruments:	Assets ($)	Liabilities ($)
Futures	4,324,618	(2,597,706)
Options	186,060	(100,887)
Forward contracts	7,592,371	(20,131,876)
Swaps	1,300,179	(5,316,090)
Total gross amount of derivative
assets and liabilities in the
Statement of Assets and Liabilities	13,403,228	(28,146,559)
Derivatives not subject to
Master Agreements	(5,624,797)	7,913,796
Total gross amount of assets
and liabilities subject to
Master Agreements	7,778,431	(20,232,763)

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following tables present derivative assets and liabilities net of amounts available for offsetting under Master Agreements and net of related collateral received or pledged, if any, as of June 30, 2023:

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Assets ($)	[1]	for Offset ($)	Received ($)	[2]	Assets ($)
Barclays Capital, Inc.	804,768		(804,768)	-		-
Citigroup Global Markets Inc.	2,012,231		(2,012,231)	-		-
Goldman Sachs & Co. LLC	4,622,461		(4,622,461)	-		-
HSBC Securities (USA) Inc.	175,726		(175,726)	-		-
J.P. Morgan Securities LLC	29,822		-	-		29,822
Morgan Stanley & Co. LLC	133,423		(45,148)	-		88,275
Total	7,778,431		(7,660,334)	-		118,097

			Financial
			Instruments
			and Derivatives
	Gross Amount of		Available	Collateral		Net Amount of
Counterparty	Liabilities ($)	[1]	for Offset ($)	Pledged ($)	[2]	Liabilities ($)
Barclays Capital, Inc.	(1,457,320)		804,768	148,050		(504,502)
Citigroup Global Markets Inc.	(9,684,767)		2,012,231	6,740,000		(932,536)
Goldman Sachs & Co. LLC	(6,556,120)		4,622,461	634,000		(1,299,659)
HSBC Securities (USA) Inc.	(2,489,408)		175,726	2,313,682		-
Morgan Stanley & Co. LLC	(45,148)		45,148	-		-
Total	(20,232,763)		7,660,334	9,835,732		(2,736,697)

[1] Absent a default event or early termination, OTC derivative assets and liabilities are presented at gross amounts and are not offset in the Statement of Assets and Liabilities.
2 In some instances, the actual collateral received and/or pledged may be more than the amount shown due to over collateralization.

The following summarizes the average market value of derivatives outstanding during the period ended June 30, 2023:

Average Market Value ($)
Interest rate futures	807,756,994
Interest rate options contracts	635,615
Foreign currency options contracts	226,374
Forward contracts	1,758,709,770
Credit options contracts	3,084,975

The following summarizes the average notional value of swap agreements outstanding during the period ended June 30, 2023:

Average Notional Value ($)
Interest rate swap agreements	103,958,571
Credit default swap agreements	737,958,614

At June 30, 2023, accumulated net unrealized depreciation on investments inclusive of derivative contracts was $108,367,943, consisting of $45,326,617 gross unrealized appreciation and $153,694,560 gross unrealized depreciation.

At June 30, 2023, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE RENEWAL THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited)

At a meeting of the fund’s Board of Trustees held on March 6-7, 2023, the Board considered the renewal of the fund’s Investment Advisory Agreement and Administration Agreement, pursuant to which the Adviser provides the fund with investment advisory and administrative services, and the Sub-Investment Advisory Agreement (together with the Investment Advisory Agreement and Administration Agreement, the “Agreements”), pursuant to which Insight North America LLC (the “Sub-Adviser”) provides day-to-day management of the fund’s investments. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of the Adviser and the Sub-Adviser. In considering the renewal of the Agreements, the Board considered several factors that it believed to be relevant, including those discussed below. The Board did not identify any one factor as dispositive, and each Board member may have attributed different weights to the factors considered.

Analysis of Nature, Extent, and Quality of Services Provided to the Fund. The Board considered information provided to it at the meeting and in previous presentations from representatives of the Adviser regarding the nature, extent, and quality of the services provided to funds in the BNY Mellon fund complex, including the fund. The Adviser provided the number of open accounts in the fund, the fund’s asset size and the allocation of fund assets among distribution channels. The Adviser also had previously provided information regarding the diverse intermediary relationships and distribution channels of funds in the BNY Mellon fund complex (such as retail direct or intermediary, in which intermediaries typically are paid by the fund and/or the Adviser) and the Adviser’s corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each intermediary or distribution channel, as applicable to the fund.

The Board also considered research support available to, and portfolio management capabilities of, the fund’s portfolio management personnel and that the Adviser also provides oversight of day-to-day fund operations, including fund accounting and administration and assistance in meeting legal and regulatory requirements. The Board also considered the Adviser’s extensive administrative, accounting and compliance infrastructures, as well as the Adviser’s supervisory activities over the Sub-Adviser.

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio. The Board reviewed reports prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data based on classifications provided by Thomson Reuters Lipper, which included information comparing (1) the performance of the fund’s Class I shares with the performance of a group of institutional global income funds selected by Broadridge as comparable to the fund (the “Performance Group”) and with a broader group of funds consisting of all retail and institutional global income funds (the “Performance Universe”), all for various periods ended December 31, 2022 and (2) the fund’s actual and contractual management fees and total expenses with those of the same group of funds in the Performance Group (the “Expense Group”) and with a broader group of all institutional global income funds, excluding outliers (the “Expense Universe”), the information for which was derived in part from fund financial statements available to Broadridge as of the date of its analysis. The Adviser previously had furnished the Board with a description of the methodology Broadridge used to select the Performance Group and Performance Universe and the Expense Group and Expense Universe.

Performance Comparisons. Representatives of the Adviser stated that the usefulness of performance comparisons may be affected by a number of factors, including different investment limitations and policies that may be applicable to the fund and comparison funds and the end date selected. The Board also considered the fund’s performance in light of overall financial market conditions. The Board discussed with representatives of the Adviser and the Sub-Adviser the results of the comparisons and considered that the fund’s total return performance was above the Performance Group and the Performance Universe medians for all periods. The Board also considered that the fund’s yield performance was above the Performance Group median for two and above the Performance Universe median for seven of the nine one-year periods ended December 31st. The Adviser also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index, and it was noted that the fund’s returns were above the returns of the index in six of the ten calendar years shown. The Board noted that the fund had a five star rating for the three- and five- year periods and a five star overall rating from Morningstar based on Morningstar’s risk-adjusted return measures.

Management Fee and Expense Ratio Comparisons. The Board reviewed and considered the contractual management fee rate (i.e., the aggregate of the investment advisory and administration fees pursuant to the Investment Advisory Agreement and Administration Agreement) payable by the fund to the Adviser in light of the nature, extent and quality of the management services and the sub-advisory services provided by the Adviser and the Sub-Adviser, respectively. In addition, the Board reviewed and considered the actual management fee rate paid by the fund over the fund’s last fiscal year. The Board also reviewed the range of actual and contractual management fees and total expenses as a percentage of average net assets of the Expense Group and Expense Universe funds and discussed the results of the comparisons.

The Board considered that the fund’s contractual management fee was lower than the Expense Group median contractual management fee, the fund’s actual management fee was lower than the Expense Group median and lower than the Expense Universe median actual management fee and the fund’s total expenses were lower than the Expense Group median and lower than the Expense Universe median total expenses.

Representatives of the Adviser reviewed with the Board the management or investment advisory fees paid to the Adviser or the Sub-Adviser for advising any separate accounts and/or other types of client portfolios that are considered to have similar investment strategies and policies as the fund (the “Similar Clients”), and explained the nature of the

INFORMATION ABOUT THE RENEWAL THE FUND’S INVESTMENT ADVISORY, SUB–INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS (Unaudited) (continued)

Similar Clients. They discussed differences in fees paid and the relationship of the fees paid in light of any differences in the services provided and other relevant factors. The Board considered the relevance of the fee information provided for the Similar Clients to evaluate the appropriateness of the fund’s management fee. Representatives of the Adviser noted that there were no other funds advised by the Adviser that are in the same Lipper category as the fund.

The Board considered the fee payable to the Sub-Adviser in relation to the fee payable to the Adviser by the fund and the respective services provided by the Sub-Adviser and the Adviser. The Board also took into consideration that the Sub-Adviser’s fee is paid by the Adviser, out of its fee from the fund, and not the fund.

Analysis of Profitability and Economies of Scale. Representatives of the Adviser reviewed the expenses allocated and profit received by the Adviser and its affiliates and the resulting profitability percentage for managing the fund and the aggregate profitability percentage to the Adviser and its affiliates for managing the funds in the BNY Mellon fund complex, and the method used to determine the expenses and profit. The Board concluded that the profitability results were not excessive, given the services rendered and service levels provided by the Adviser and its affiliates. The Board also had been provided with information prepared by an independent consulting firm regarding the Adviser’s approach to allocating costs to, and determining the profitability of, individual funds and the entire BNY Mellon fund complex. The consulting firm also had analyzed where any economies of scale might emerge in connection with the management of a fund.

The Board considered, on the advice of its counsel, the profitability analysis (1) as part of its evaluation of whether the fees under the Agreements, considered in relation to the mix of services provided by the Adviser and the Sub-Adviser, including the nature, extent and quality of such services, supported the renewal of the Agreements and (2) in light of the relevant circumstances for the fund and the extent to which economies of scale would be realized if the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders. Representatives of the Adviser stated that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been stable or decreasing, the possibility that the Adviser may have realized any economies of scale would be less. Representatives of the Adviser also stated that, as a result of shared and allocated costs among funds in the BNY Mellon fund complex, the extent of economies of scale could depend substantially on the level of assets in the complex as a whole, so that increases and decreases in complex-wide assets can affect potential economies of scale in a manner that is disproportionate to, or even in the opposite direction from, changes in the fund’s asset level. The Board also considered potential benefits to the Adviser and the Sub-Adviser from acting as investment adviser and sub-investment adviser, respectively, and took into consideration that there were no soft dollar arrangements in effect for trading the fund’s investments.

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to the renewal of the Agreements. Based on the discussions and considerations as described above, the Board concluded and determined as follows.

• The Board concluded that the nature, extent and quality of the services provided by the Adviser and the Sub-Adviser are adequate and appropriate.

• The Board was satisfied with the fund’s relative performance.

• The Board concluded that the fees paid to the Adviser and the Sub-Adviser continued to be appropriate under the circumstances and in light of the factors and the totality of the services provided as discussed above.

• The Board determined that the economies of scale which may accrue to the Adviser and its affiliates in connection with the management of the fund had been adequately considered by the Adviser in connection with the fee rate charged to the fund pursuant to the Investment Advisory Agreement and Administration Agreement and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

In evaluating the Agreements, the Board considered these conclusions and determinations and also relied on its previous knowledge, gained through meetings and other interactions with the Adviser and its affiliates and the Sub-Adviser, of the Adviser and the Sub-Adviser and the services provided to the fund by the Adviser and the Sub-Adviser. The Board also relied on information received on a routine and regular basis throughout the year relating to the operations of the fund and the investment management and other services provided under the Agreements, including information on the investment performance of the fund in comparison to similar mutual funds and benchmark performance indices; general market outlook as applicable to the fund; and compliance reports. In addition, the Board’s consideration of the contractual fee arrangements for the fund had the benefit of a number of years of reviews of the Agreements for the fund, or substantially similar agreements for other BNY Mellon funds that the Board oversees, during which lengthy discussions took place between the Board and representatives of the Adviser. Certain aspects of the arrangements may receive greater scrutiny in some years than in others, and the Board’s conclusions may be based, in part, on its consideration of the fund’s arrangements, or substantially similar arrangements for other BNY Mellon funds that the Board oversees, in prior years. The Board determined to renew the Agreements.

LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

The fund adopted a liquidity risk management program (the “Liquidity Risk Management Program”) pursuant to the requirements of Rule 22e-4 under the Investment Company Act of 1940, as amended. Rule 22e-4 requires registered open-end funds, including mutual funds and exchange-traded funds but not money market funds, to establish liquidity risk management programs in order to effectively manage fund liquidity and shareholder redemptions. The rule is designed to mitigate the risk that a fund could not meet redemption requests without significantly diluting the interests of remaining investors.

The rule requires the fund to assess, manage and review their liquidity risk at least annually considering applicable factors such as investment strategy and liquidity during normal and foreseeable stressed conditions, including whether the strategy is appropriate for an open-end fund and whether the fund has a relatively concentrated portfolio or large positions in particular issuers. The fund must also assess its use of borrowings and derivatives, short-term and long-term cash flow projections in normal and stressed conditions, holdings of cash and cash equivalents, and borrowing arrangements and other funding sources.

The rule also requires the fund to classify its investments as highly liquid, moderately liquid, less liquid or illiquid based on the number of days the fund expects it would take to liquidate the investment, and to review these classifications at least monthly or more often under certain conditions. The periods range from three or fewer business days for a highly liquid investment to greater than seven calendar days for settlement of a less liquid investment. Illiquid investments are those a fund does not expect to be able to sell or dispose of within seven calendar days without significantly changing the market value. The fund is prohibited from acquiring an investment if, after the acquisition, its holdings of illiquid assets will exceed 15% of its net assets. In addition, if a fund permits redemptions in-kind, the rule requires the fund to establish redemption in-kind policies and procedures governing how and when it will engage in such redemptions.

Pursuant to the rule’s requirements, the Liquidity Risk Management Program has been reviewed and approved by the Board. Furthermore, the Board has received a written report prepared by the Program’s Administrator that addresses the operation of the Program, assesses its adequacy and effectiveness and describes any material changes made to the Program.

Assessment of Program

In the opinion of the Program Administrator, the Program approved by the Board continues to be adequate for the fund and the Program has been implemented effectively. The Program Administrator has monitored the fund’s liquidity risk and the liquidity classification of the securities held by the fund and has determined that the Program is operating effectively.

During the period from January 1, 2022 to December 31, 2022, there were no material changes to the Program and no material liquidity events that impacted the fund. During the period, the fund held sufficient highly liquid assets to meet fund redemptions.

Under normal expected foreseeable fund redemption forecasts and foreseeable stressed fund redemption forecasts, the Program Administrator believes that the fund maintains sufficient highly liquid assets to meet expected fund redemptions.

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For More Information

BNY Mellon Global Fixed Income Fund

240 Greenwich Street
New York, NY 10286

Adviser

BNY Mellon Investment Adviser, Inc.
240 Greenwich Street
New York, NY 10286

Sub-Adviser

Insight North America LLC
200 Park Avenue, 7th Floor
New York, NY 10166

Custodian

The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

BNY Mellon Transfer, Inc.
240 Greenwich Street
New York, NY 10286

Distributor

BNY Mellon Securities Corporation
240 Greenwich Street
New York, NY 10286

Ticker Symbols:	Class A: DHGAX Class C: DHGCX Class I: SDGIX Class Y: DSDYX

Telephone Call your financial representative or 1-800-373-9387

Mail The BNY Mellon Family of Funds, 144 Glenn Curtiss Boulevard, Uniondale, NY 11556-0144

E-mail Send your request to info@bnymellon.com

Internet Information can be viewed online or downloaded at www.im.bnymellon.com

The fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-PORT. The fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov.

A description of the policies and procedures that the fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the fund voted these proxies for the most recent 12-month period ended June 30 is available at www.im.bnymellon.com and on the SEC’s website at www.sec.gov and without charge, upon request, by calling 1-800-373-9387.

© 2023 BNY Mellon Securities Corporation 6940SA0623

Item 2.	Code of Ethics.

Not applicable.

Item 3.	Audit Committee Financial Expert.

Not applicable.

Item 4.	Principal Accountant Fees and Services.

Not applicable.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)        Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures applicable to Item 10.

Item 11.	Controls and Procedures.

(a)       The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no changes to the Registrant's internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

BNY Mellon Investment Funds I

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ David J. DiPetrillo

        David J. DiPetrillo

        President (Principal Executive Officer)

Date: August 21, 2023

By: /s/ James Windels

        James Windels

       Treasurer (Principal Financial Officer)

Date: August 21, 2023

EXHIBIT INDEX

(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

(b)       Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)